SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential,  For  Use  of the  Commission  Only  (as  permitted  by
         Rule 14a-6(e)(2))
[  X  ]  Definitive  Proxy  Statement
[     ]  Definitive  Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     LIBERTY - STEIN ROE FUNDS INCOME TRUST
                    LIBERTY - STEIN ROE FUNDS MUNICIPAL TRUST
                   LIBERTY - STEIN ROE FUNDS INVESTMENT TRUST
                        LIBERTY - STEIN ROE ADVISOR TRUST
                         LIBERTY - STEIN ROE FUNDS TRUST
           LIBERTY - STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND
                           LIBERTY FLOATING RATE FUND
                ________________________________________________
               (Name of Registrant as Specified In Its Charter)

    _______________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement no.:


      3)  Filing Party:


      4)  Date Filed:



                             STEIN ROE MUTUAL FUNDS
             One Financial Center, Boston, Massachusetts 02111-2621

                                 (617) 426-3750

Dear Shareholder:


The Funds listed in the Notice of Special Meetings of Shareholders, will hold special meetings on December 27, 2000 to vote on the proposals listed in the proxy statement. The Notice of Special Meetings of Shareholders appears on the next few pages, followed by the proxy statement which explains in more detail the proposals to be considered. We urge you to vote your shares at your earliest convenience.


YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY TOLL-FREE TELEPHONE CALL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED INSERT) OR IN PERSON. PLEASE HELP YOUR STEIN ROE MUTUAL FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!


The Stein Roe  Mutual  Funds are using  Shareholder  Communications  Corporation
(SCC), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meetings approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.


Please take a few moments to review the details of each proposal. If you have any questions regarding the proxy statement, please feel free to call SCC toll-free at 1-877-518-9416 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time.


We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ STEPHEN E GIBSON

Stephen E. Gibson, President
November 22, 2000
G-60/599D-1000

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 27, 2000


LIBERTY - STEIN ROE FUNDS INVESTMENT  LIBERTY - STEIN ROE FUNDS  MUNICIPAL
TRUST                                 TRUST
Stein Roe Balanced Fund                Stein Roe  Intermediate  Municipals
Stein Roe Asia Pacific Fund Fund
Liberty Growth Investor Fund           Stein Roe High-Yield Municipals
   (including Stein Roe Growth              Fund (including Liberty High
   Investor Fund, Class S)                  Income Municipals Fund,
Stein Roe Growth Stock Fund                 Class A)
Liberty Midcap Growth Fund             Stein Roe Municipal Money Market Fund
   (including Stein Roe Midcap         Stein Roe Managed Municipals Fund
   Growth Fund, Class S)
Stein Roe Focus Fund (including
   Liberty Focus Fund, Class A)
Stein Roe Capital Opportunities        LIBERTY - STEIN ROE FUNDS TRUST
   Fund (including Liberty Capital     Stein Roe Institutional Client High Yield
   Opportunities Fund, Class A)         Fund
Stein Roe Small Company Growth
   Fund (including Liberty Small
   Company Growth Fund, Class A)
Stein Roe Young Investor Fund
Stein Roe  International  Fund
                                       LIBERTY - STEIN ROE ADVISOR TRUST
LIBERTY - STEIN ROE FUNDS INCOME
TRUST                                  Liberty Young Investor Fund
                                       Liberty Growth Stock Fund
Stein Roe Income Fund (including       Stein Roe Advisor High - Yield
   Liberty Income Bond Fund,             Municipals Fund
   Class A)                            Stein Roe Advisor Intermediate Bond
Stein Roe Intermediate Bond Fund            Fund
   (including Liberty Intermediate
   Bond Fund,  Class A)                LIBERTY - STEIN ROE  INSTITUTIONAL
Stein Roe High Yield Fund              FLOATING RATE INCOME FUND
   (including Liberty High Yield
   Bond Fund, Class A)                 LIBERTY FLOATING RATE FUND
Stein Roe Cash Reserves Fund

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (Meetings) of the Funds listed above will be held at the offices of the Liberty Family of Mutual Funds (Liberty Funds), One Financial Center, Boston, Massachusetts on Wednesday, December 27, 2000, at 10:00 a.m. Eastern Time. The purpose of the Meetings is to consider and act upon the following proposals:


1. Shareholders of each Fund: (a) To elect Boards of Trustees for the respective Funds' Trust, and (b), if applicable, to elect a Board of Trustees to the SR&F Base Trust, and (c), for shareholders of the Liberty Floating Rate Fund and Liberty - Stein Roe Institutional Floating Rate Income Fund, to elect a Board of Managers of Stein Roe Floating Rate Limited Liability Company;


2. Shareholders of Stein Roe International Fund on behalf of SR&F International Portfolio: To approve a new portfolio management agreement with Newport Fund Management, Inc.;

3.         Shareholders of Stein Roe Balanced Fund on behalf of SR&F Balanced
           Portfolio: To approve a new sub-advisory agreement with Unibank Securities, Inc.;


4. Shareholders of Stein Roe Income Fund, Stein Roe High Yield Fund, Stein Roe Intermediate Bond Fund, Stein Roe Cash Reserves Fund, Stein Roe Intermediate Municipals Fund, Stein Roe High - Yield Municipals Fund, Stein Roe Municipal Money Market Fund, Stein Roe Managed Municipals Fund, Stein Roe Institutional Client High Yield Fund, Liberty Floating Rate Fund, Liberty - Stein Roe Institutional Floating Rate Income Fund, Stein Roe Advisor Intermediate Bond Fund and Stein Roe Advisor High - Yield Municipals Fund: (a) To reclassify the fundamental investment restriction on the purchase of securities on margin as non-fundamental, and (b) through (h), if applicable, to reclassify a similar restriction for their respective Fund's SR&F Base Trust Portfolio and for the Stein Roe Floating Rate Limited Liability Company;


5. Shareholders of Stein Roe Intermediate Municipals Fund, Stein Roe High - Yield Municipals Fund, Stein Roe Municipal Money Market Fund, Stein Roe Managed Municipals Fund and Stein Roe Advisor High - Yield Municipals Fund: (a) To reclassify the fundamental investment restriction on pledging securities as non-fundamental, and (b) and
           (c), if applicable, to reclassify a similar restriction for their respective Fund's SR&F Base Trust Portfolio;

6. Shareholders of Stein Roe Intermediate Municipals Fund, Stein Roe High--Yield Municipals Fund, Stein Roe Municipal Money Market Fund, Stein Roe Managed Municipals Fund, Stein Roe Advisor Intermediate Bond Fund and Stein Roe Advisor High - Yield Municipals Fund: (a) To reclassify the fundamental investment restriction on the purchase of securities from affiliates of a fund as non-fundamental, and (b) and (c), if applicable, to reclassify a similar restriction for the respective Fund's SR&F Base Trust Portfolio;

7. Shareholders of Stein Roe Municipal Money Market Fund and Stein Roe Managed Municipals Fund: (a) To reclassify the fundamental investment restriction on the purchase of "other securities" as non-fundamental, and (b) to reclassify a similar restriction for the
            SR&F Municipal Money Market Portfolio of SR&F Base Trust;


8. Shareholders of Each Fund: (a) To modify the fundamental investment restriction relating to borrowing, and (b), if applicable, to modify a similar restriction for their respective Fund's SR&F Base Trust Portfolio or Stein Roe Floating Rate Limited Liability Company;


9. To transact such other business as may properly come before the Meetings or any adjournment thereof.


By order of the Boards,


William J. Ballou, Assistant Secretary
November 22, 2000


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY TOLL-FREE TELEPHONE CALL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED INSERT) OR IN PERSON. PLEASE HELP YOUR STEIN ROE MUTUAL FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                        SPECIAL MEETINGS OF SHAREHOLDERS
                             STEIN ROE MUTUAL FUNDS
                                 PROXY STATEMENT

                               General Information


                                                               November 22, 2000


This proxy statement, which is divided into the following four parts, is a combined proxy statement for all of the Funds listed in the Notice of Special Meetings of Shareholders:


Part 1.             Overview.                                          Page 4
Part 2.             Proposals.                                         Page 15
Part 3.             Information Regarding Voting and Shareholder
                    Meetings.                                          Page 42
Part 4.             Fund Information.                                  Page 45


If at any time you have questions regarding the information contained in the proxy statement, please call SCC toll-free at 1-877-518-9416 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time. This proxy statement was first mailed to shareholders on or about November 22, 2000.


PART 1.              OVERVIEW.


The Boards of Trustees of the Trusts or Funds named in all capital letters in the Notice of Special Meetings of Shareholders, the Board of Trustees of SR&F Base Trust and the Board of Managers of Stein Roe Floating Rate Limited Liability Company (the Trusts), have called the Meetings for the purposes described in the accompanying Notice of Special Meetings of Shareholders and as summarized below. The purpose of this proxy statement is to provide you with additional information regarding the proposals to be voted on at the Meetings and to request your proxy to vote in favor of the proposals.


Throughout this proxy statement, the Funds listed in the Notice of Special Meetings of Shareholders, which are managed by Stein Roe & Farnham Incorporated (SR&F), are referred to collectively as the "Stein Roe Mutual Funds." The Boards of Trustees are referred to as "Boards."


Certain of the Funds named in this proxy statement and Notice of Special Meeting are part of what is called a Master Fund/Feeder Fund structure. In this structure, a "master fund" (Master Fund) is established and offers its shares only to other mutual funds (Feeder Fund), which have identical boards of trustees or managers, investment objectives and investment restrictions as the Master Fund. The Feeder Fund offers its shares to investors and, rather than investing directly in portfolio securities, the Feeder Fund seeks to achieve its investment objectives generally by investing exclusively in shares of the Master Fund.


In a Master Fund/Feeder Fund arrangement, when a matter requires the vote of the shareholders of the Master Fund, the Feeder Fund will vote shares proportionately in accordance with the votes cast by the shareholders on a similar proposal for the Feeder Fund. This in effect allows the Feeder Fund shareholders to have the same voting rights as if they were direct shareholders of the Master Fund.


In this proxy statement, the Master Funds are either separate series of the SR&F Base Trust, or Stein Roe Floating Rate Limited Liability Company. Shares of the Master Funds are offered only to the Feeder Funds. References to Feeder Funds (or Funds) relate to each Fund named in this proxy statement in which shareholders directly invest. Certain proposals in this proxy statement will require that shareholders not only cast a vote for or against a particular matter that affects their Fund, but also that shareholders either (i) cast a vote for or against the same proposal for the Portfolio or Master Fund in which their Fund invests, or (ii) authorize their Fund to cast a proportionate vote on behalf of the Fund's shareholders in accordance with the shareholder votes received by the Fund on the same proposal. If shareholders vote the same for their Fund and their Portfolio, or vote to authorize their Fund to vote the same on their behalf, a vote cast for or against a proposal for a Fund will in turn be a vote for or against the same proposal for the Portfolio or Master Fund in which the Fund invests or for the Trust under which the Portfolio is established.



The following table lists the proposals, the affected Funds and the page of the proxy statement where the proposals are discussed in greater detail:

------------------------------- --------------------------------- -----------
                                Stein Roe Mutual Fund Whose
                                Shareholders are Entitled to      Table of
Proposals                       Vote                              Contents
------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

1.(a)  To elect a Board of      Each Fund named in the Notice     Page 15
Trustees.                       of Special Meeting

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(b)  To elect a Board of        Stein Roe Income Fund             Page 15
Trustees for SR&F Base Trust.   Stein Roe Municipal Money
                                   Market Fund
                                Stein Roe High - Yield
                                   Municipals Fund
                                Stein Roe Advisor High -
                                  Yield Municipals Fund
                                Stein Roe Cash Reserves Fund
                                Stein Roe Intermediate Bond
                                  Fund
                                Stein Roe Advisor Intermediate
                                  Bond Fund
                                Stein Roe High Yield Fund
                                Stein Roe Balanced Fund
                                Stein Roe Growth Stock Fund
                                Stein Roe Young Investor
                                  Fund
                                Stein Roe International Fund
                                Liberty Growth Stock Fund
                                Liberty Growth Investor Fund
                                Liberty Young Investor Fund

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(c)  To elect a Board of        Liberty Floating Rate Fund        Page 15
Managers for Stein Roe          Liberty - Stein Roe
Floating Rate Limited           Institutional Floating Rate
Liability Company.                Income Fund

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

2.  To approve a new            Stein Roe International Fund      Page 22
portfolio management            (on behalf of SR&F
agreement with Newport Fund     International Portfolio)
Management, Inc.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

3.  To approve a new            Stein Roe Balanced Fund (on       Page 28
sub-advisory agreement with     behalf of SR&F Balanced
Unibank Securities, Inc.        Portfolio)

------------------------------- --------------------------------- -----------

------------------------------- --------------------------------- -----------

4.(a)  To reclassify the        Stein Roe Income Fund             Page 33
fundamental investment          Stein Roe High Yield Fund
restriction prohibiting the     Stein Roe Intermediate Bond
purchase of securities on          Fund
margin as non-fundamental.      Stein Roe Cash Reserves Fund
                                Stein Roe Intermediate
                                   Municipals Fund
                                Stein Roe High - Yield
                                   Municipals Fund
                                Stein Roe Municipal Money
                                   Market Fund
                                Stein Roe Managed Municipals
                                   Fund
                                Stein Roe Institutional Client
                                   High Yield Fund
                                Stein Roe Advisor Intermediate
                                   Bond Fund
                                Stein Roe Advisor High - Yield
                                   Municipals Fund
                                Liberty Floating Rate Fund
                                Liberty - Stein Roe
                                  Institutional Floating Rate
                                  Income Fund

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(b)  To approve a similar       Stein Roe Income Fund             Page 33
reclassification of the
fundamental investment
restriction prohibiting the
purchase of securities on
margin for the SR&F Income
Portfolio of SR&F Base Trust.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(c)  To approve a similar       Stein Roe High Yield Fund         Page 33
reclassification of the
fundamental investment
restriction prohibiting the
purchase of securities on
margin for the SR&F High
Yield Portfolio of SR&F Base
Trust.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(d)  To approve a similar       Stein Roe Intermediate Bond       Page 33
reclassification of the            Fund
fundamental investment
restriction prohibiting the
purchase of securities on
margin for the SR&F
Intermediate Bond Portfolio
of SR&F Base Trust.

------------------------------- --------------------------------- -----------

------------------------------- --------------------------------- -----------

(e)  To approve a similar       Stein Roe Cash Reserves Fund      Page 33
reclassification  of the
fundamental  investment
restriction  prohibiting
the purchase of securities
on margin for the SR&F Cash
Reserves  Portfolio of SR&F
Base Trust.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(f)  To approve a similar       Stein Roe High - Yield            Page 33
reclassification of the            Municipals Fund
fundamental investment          Stein Roe Advisor High -Yield
restriction prohibiting the        Municipals Fund
purchase of securities on
margin for the SR&F High -
Yield Municipals Portfolio
of SR&F Base Trust.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(g) To approve a similar        Stein Roe Municipal Money         Page 33
reclassification of the            Market Fund
fundamental investment
restriction prohibiting the
purchase of securities on
margin for the SR&F Municipal
Money Market Portfolio of
SR&F Base Trust.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(h) To approve a similar        Liberty Floating Rate Fund        Page 33
reclassification of the         Liberty - Stein Roe
fundamental investment             Institutional Floating Rate
restriction prohibiting the        Income Fund
purchase of securities on
margin for the Stein Roe
Floating Rate Limited
Liability Company.

------------------------------- --------------------------------- -----------

------------------------------- --------------------------------- -----------

5.(a)  To reclassify the        Stein Roe Intermediate            Page 35
fundamental investment             Municipals Fund
restriction prohibiting         Stein Roe High - Yield
pledging securities as             Municipals Fund
non-fundamental.                Stein Roe Municipal Money
                                   Market Fund
                                Stein Roe Managed Municipals
                                   Fund
                                Stein Roe Advisor High - Yield
                                   Municipals Fund

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(b)  To approve a similar       Stein Roe High - Yield            Page 35
reclassification of the            Municipals Fund
fundamental investment          Stein Roe Advisor High - Yield
restriction prohibiting            Municipals Fund
pledging securities for the
SR&F High - Yield Municipals
Portfolio of SR&F Base Trust.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(c)  To approve a similar       Stein Roe Municipal Money         Page 35
reclassification of the            Market Fund
fundamental investment
restriction prohibiting
pledging securities for the
SR&F Municipal Money Market
Portfolio of SR&F Base Trust.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

6.(a)  To reclassify the        Stein Roe Intermediate            Page 37
fundamental investment             Municipals Fund
restriction prohibiting the     Stein Roe High - Yield
purchase of securities from        Municipals Fund
affiliates of the fund as       Stein Roe Municipal Money
non-fundamental.                   Market Fund
                                Stein Roe Managed Municipals
                                   Fund
                                Stein Roe Advisor Intermediate
                                   Bond Fund
                                Stein Roe Advisor High - Yield
                                   Municipals Fund

------------------------------- --------------------------------- -----------

------------------------------- --------------------------------- -----------

(b)  To approve a similar       Stein Roe High - Yield            Page 37
reclassification of the            Municipals Fund
fundamental  investment         Stein Roe Advisor High -
restriction  prohibiting  the      Yield Municipals Fund
purchase of securities from
affiliates of the fund for the
SR&F High - Yield
Municipals Portfolio of SR&F
Base Trust.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(c)  To approve a               Stein Roe Municipal Money         Page 37
reclassification of the            Market Fund
fundamental investment
restriction prohibiting the
purchase of securities from
affiliates of the fund for
the SR&F Municipal Money
Market Portfolio of SR&F Base
Trust.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

7.(a)  To reclassify the        Stein Roe Municipal Money         Page 38
fundamental investment             Market Fund
restriction prohibiting the     Stein Roe Managed Municipals
purchase of "other                 Fund
securities" as
non-fundamental.

------------------------------- --------------------------------- -----------

------------------------------- --------------------------------- -----------

(b)  To approve a similar       Stein Roe Municipal Money         Page 38
reclassification of the            Market Fund
fundamental investment
restriction prohibiting the
purchase of "other
securities" for the SR&F
Municipal Money Market
Portfolio of SR&F Base Trust.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

8.(a) To modify the             Each Fund named in the Notice     Page 39
fundamental investment          of Special Meeting
restriction relating to
borrowing.

------------------------------- --------------------------------- -----------
------------------------------- --------------------------------- -----------

(b).  To approve a similar      Stein Roe Balanced Fund           Page 39
modification to the             Stein Roe Growth Stock Fund
fundamental investment          Stein Roe International Fund
restriction relating to         Stein Roe Young Investor
borrowing for the respective       Fund
portfolio of SR&F Base Trust    Stein Roe High Yield Fund
or Stein Roe Floating Rate      Stein Roe Income Fund
Limited Liability Company.      Stein Roe Intermediate Bond
                                   Fund
                                Stein Roe Advisor Intermediate
                                   Bond Fund
                                Stein Roe High - Yield
                                   Municipals Fund
                                Stein Roe Advisor High - Yield
                                   Municipals Fund
                                Stein Roe Cash Reserves Fund
                                Stein Roe Municipal Money
                                   Market Fund
                                Liberty Growth Investor Fund
                                Liberty Growth Stock Fund
                                Liberty Young Investor Fund
                                Liberty Floating Rate Fund
                                Liberty - Stein Roe
                                Institutional
                                   Floating Rate Income Fund

------------------------------- --------------------------------- -----------

VOTING PROCESS.

You can vote in any one of the following ways:

         a.       By telephone, by dialing toll-free, 1-877-518-9416;
         b.       By mail, by filling out and returning the enclosed proxy card;
         c. By fax (not available for all shareholders; refer to enclosed insert); or
         d.       In person at the Meetings.

Shareholders who owned shares on the Record Date, September 29, 2000, are entitled to vote at the Meetings. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card. Whichever method you choose, please carefully read the proxy statement which outlines in more detail the proposals you are asked to vote on.


Set forth below is a summary of each proposal that the respective Boards recommend that you consider:


PROPOSAL 1.          ELECT BOARDS OF TRUSTEES.


We ask that you consider the election of eleven nominees as members of each Board. The nominees will serve as trustees of each Trust until the next meetings of shareholders or until a successor is elected, or until death, resignation, removal or retirement.


Shareholders of the Feeder Funds will also be asked to authorize their Fund to cast votes for the election of a Board of Trustees of the SR&F Base Trust, or for certain Feeder Funds the election of a Board of Managers of the Stein Roe Floating Rate Limited Liability Company.


PROPOSAL 2.           APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH NEWPORT
                      FUND MANAGEMENT, INC.


We ask that shareholders of Stein Roe International Fund (on behalf of SR&F International Portfolio, a series of the SR&F Base Trust, and the portfolio in which the Stein Roe International Fund invests its assets) approve a new portfolio management agreement with Newport Fund Management, Inc. with the same fees and terms as the portfolio management agreement currently in place with Stein Roe & Farnham Incorporated (SR&F).

PROPOSAL 3.           APPROVE A NEW SUB-ADVISORY AGREEMENT WITH UNIBANK
                      SECURITIES, INC.


We ask that shareholders of Stein Roe Balanced Fund (on behalf of SR&F Balanced Portfolio, a series of the SR&F Base Trust, and the portfolio in which the Stein Roe Balanced Fund invests its assets) approve a new sub-advisory agreement with Unibank Securities, Inc. to provide management services to SR&F with respect to a portion of the SR&F Balanced Portfolio's assets.


PROPOSALS 4 THROUGH 8. As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to certain Funds' fundamental investment restrictions, including the reclassification of certain of these restrictions as "non-fundamental." The purpose of these changes is to standardize the investment restrictions of all of the Stein Roe Mutual Funds and, in certain cases, to increase the Funds' investment flexibility. By standardizing investment restrictions for all of the Stein Roe Mutual Funds, SR&F will be able to more easily manage each Fund in compliance with its investment policies. Most of these changes will have no effect on the way your Fund is managed given the Fund's current investment objective and policies.


Several of the proposals request that certain fundamental investment restrictions be made non-fundamental. A vote for these proposals will allow the Board of the respective Trust subsequently to modify or eliminate these restrictions without any additional shareholder approval.


The adoption of any of these proposals is not contingent on the adoption of any other proposal.

PROPOSAL 4.           APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                      RESTRICTION ON THE PURCHASE OF SECURITIES ON MARGIN AS
                      NON-FUNDAMENTAL.


Each of Stein Roe Income Fund, Stein Roe High Yield Fund, Stein Roe Intermediate Bond Fund, Stein Roe Cash Reserves Fund, Stein Roe Intermediate Municipals Fund, Stein Roe High - Yield Municipals Fund, Stein Roe Municipal Money Market Fund, Stein Roe Managed Municipals Fund, Stein Roe Institutional Client High Yield Fund, Liberty Floating Rate Fund, Liberty - Stein Roe Institutional Floating Rate Income Fund, Stein Roe Advisor Intermediate Bond Fund and Stein Roe Advisor High - Yield Municipals Fund has adopted a fundamental investment restriction prohibiting the purchase of securities on margin, except for the use of short-term credit necessary for clearance of purchases and sales of portfolio securities. The Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High - Yield Municipals Fund may make margin deposits in connection with futures and options transactions. This restriction was made a restriction because of regulatory and business conditions at the time. With the passage of time and the change in regulatory standards, this restriction is no longer required to be stated as a fundamental restriction. Therefore, in order to simplify and modernize the Funds' investment restrictions, the respective Boards recommend reclassifying this restriction as "non-fundamental."


Shareholders of certain Funds will also be asked to authorize their Fund to approve a similar amendment to the fundamental investment restrictions of the respective Portfolios of SR&F Base Trust and the Stein Roe Floating Rate Limited Liability Company.

PROPOSAL 5.           APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                      RESTRICTION ON THE PLEDGING OF SECURITIES AS
                      NON-FUNDAMENTAL.


Each of Stein Roe Intermediate Municipals Fund, Stein Roe High - Yield Municipals Fund, Stein Roe Municipal Money Market Fund, Stein Roe Managed Municipals Fund, Stein Roe Advisor Intermediate Bond Fund and Stein Roe Advisor High - Yield Municipals Fund has adopted a fundamental investment restriction prohibiting mortgaging, pledging, hypothecating or in any manner transferring, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings (b) as may be necessary to enter into futures and options transactions. This restriction was made a restriction because of regulatory and business conditions at the time. With the passage of time and the change in regulatory standards, this restriction is no longer required to be stated as a fundamental restriction. Therefore, in order to simplify and modernize the Funds' investment restrictions, the respective Boards recommend reclassifying this restriction as "non-fundamental."


Shareholders of certain Funds will also be asked to authorize their Fund to approve a similar amendment to the fundamental investment restrictions of the respective Portfolios of SR&F Base Trust in which their Fund invests.

PROPOSAL 6.           APPROVE  THE   RECLASSIFICATION   OF  THE  FUNDAMENTAL
                      INVESTMENT  RESTRICTION ON THE PURCHASE OF SECURITIES FROM
                      AFFILIATES OF THE FUND AS NON-FUNDAMENTAL.


Each of Stein Roe Intermediate Municipals Fund, Stein Roe High - Yield Municipals Fund, Stein Roe Municipal Money Market Fund, Stein Roe Managed Municipals Fund, Stein Roe Advisor Intermediate Bond Fund and Stein Roe Advisor High - Yield Municipals Fund has adopted a fundamental investment restriction prohibiting the purchase of portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors, or trustees of the Funds or of its investment advisor. This restriction was made a restriction because of regulatory and business conditions at the time. With the passage of time and the change in regulatory standards, this restriction is no longer required to be stated as a fundamental investment restriction. Therefore, in order to simplify and modernize the Funds' investment restrictions, the respective Boards recommend reclassifying this restriction as non-fundamental.


Shareholders of certain Funds will also be asked to authorize their Fund to approve a similar amendment to the fundamental investment restrictions of the respective Portfolios of SR&F Base Trust in which their Fund invests.

PROPOSAL 7.           APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                      RESTRICTION ON THE PURCHASE OF OTHER SECURITIES AS
                      NON-FUNDAMENTAL.


Each of Stein Roe Municipal Money Market Fund and Stein Roe Managed Municipals Fund has adopted a fundamental investment restriction prohibiting the purchase of any securities other than certain securities described in its Statement of Additional Information (Other Securities). This restriction was made a restriction because of regulatory and business conditions at the time. With the passage of time and the change in regulatory standards, this restriction is no longer required to be stated as a fundamental restriction. Therefore, in order to simplify and modernize the Funds' investment restrictions, the respective Boards recommend reclassifying this restriction as non-fundamental.


Shareholders of each Fund will also be asked to authorize their Fund to approve a similar amendment to the fundamental investment restrictions of the respective Portfolios of SR&F Base Trust in which their Fund invests.

PROPOSAL 8.           APPROVE THE MODIFICATION OF THE FUNDAMENTAL INVESTMENT
                      RESTRICTION RELATING TO BORROWING.


Each Fund has adopted a fundamental investment restriction relating to borrowing. This restriction was adopted a number of years ago in response to certain regulatory requirements or business and industry conditions that no longer exist. Therefore, in order to allow the Funds to borrow to the extent permitted by the Investment Company Act of 1940, the respective Boards recommend that this restriction be modified.


Shareholders of certain Funds will also be asked to authorize their Fund to approve a similar amendment to the fundamental investment restrictions of the respective Portfolios of SR&F Base Trust or the Stein Roe Floating Rate Limited Liability Company in which their Fund invests.


PART 2.                  PROPOSALS.

PROPOSAL 1.(a)           ELECT BOARDS OF TRUSTEES.

                         AUTHORIZE STEIN ROE INCOME FUND, STEIN ROE MUNICIPAL
(B) MONEY MARKET FUND, STEIN ROE HIGH - YIELD MUNICIPALS FUND, STEIN ROE ADVISOR HIGH -YIELD MUNICIPALS FUND, STEIN ROE CASH RESERVES FUND, STEIN ROE INTERMEDIATE BOND FUND, STEIN ROE ADVISOR INTERMEDIATE BOND FUND, STEIN ROE HIGH YIELD FUND, STEIN ROE BALANCED FUND, STEIN ROE GROWTH STOCK FUND, LIBERTY GROWTH STOCK FUND, LIBERTY GROWTH INVESTOR FUND, STEIN ROE YOUNG INVESTOR FUND, LIBERTY YOUNG INVESTOR FUND AND STEIN ROE INTERNATIONALFUND TO CAST VOTES FOR THE ELECTION OF A BOARD OF TRUSTEES OF SR&F BASE TRUST.

(c) AUTHORIZE LIBERTY FLOATING RATE FUND AND LIBERTY- STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND TO CAST VOTES FOR THE ELECTION OF A BOARD OF MANAGERS OF STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY.


The purpose of this proposal is to elect six new members as well as five of the currently serving members, of the Board of each Trust. All of the nominees listed below, except for the proposed six new members (Ms. Verville and Messrs. Lowry, Macera, Mayer, Neuhauser and Stitzel) are currently members of those Boards, as well as Liberty - Stein Roe Funds Institutional Trust, and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Ms. Kelly and Mr. Palombo, have been previously elected to those Boards by the shareholders. The proposed six new members and Mr. Palombo currently serve on the Boards of Trustees of eleven closed-end funds and a number of open-end trusts in the Liberty Funds, and were recommended for election as Trustees of the Stein Roe Mutual Funds by the Boards of the Stein Roe Mutual Funds at a special meeting held on October 17, 2000. Each of the new nominees elected will serve as Trustee of the Stein Roe Mutual Funds from the date they are elected. Each of the individuals not standing for election will serve resign as Trustee on the date that the new nominees are elected. All current Trustees, and nominees that are elected, will serve as Trustee until a successor is elected and qualified or until death, retirement, resignation or removal.


In addition to voting for members of the Boards of their respective Trusts, shareholders of Stein Roe Income Fund, Stein Roe Municipal Money Market Fund, Stein Roe High - Yield Municipals Fund, Stein Roe Advisor High - Yield Municipals Fund, Stein Roe Cash Reserves Fund, Stein Roe Intermediate Bond Fund, Stein Roe Advisor Intermediate Bond Fund, Stein Roe High Yield Fund, Stein Roe Balanced Fund, Stein Roe Growth Stock Fund, Liberty Growth Stock Fund, Liberty Growth Investor Fund, Stein Roe Young Investor Fund, Liberty Young Investor Fund and Stein Roe International Fund who vote for trustees are also voting to direct their respective Funds to cast the same votes for the election of the same candidates as Trustees of the SR&F Base Trust.


In addition to voting for members of the Boards of Trustees of their respective Trusts, shareholders of Liberty Floating Rate Fund and Liberty - Stein Roe Institutional Floating Rate Income Fund who vote for trustees are also voting to direct their Fund to cast the same votes for the same candidates as Managers of the Stein Roe Floating Rate Limited Liability Company.


The following table sets forth certain information about each nominee including age as of October 31, 2000 and principal occupation during the past five years:

                                                                       Year of
                                                                     Election or
                                                                     Recommended
                                                                    for Election
Nominee Name & Age      Principal Occupation (1) and Directorships  as Trustee

Douglas A. Hacker       Executive Vice President and Chief             1996
(43)                    Financial Officer of UAL, Inc. (airline)
                        since July, 1999; Senior Vice President
                        and Chief Financial Officer of UAL, Inc.
                        prior thereto.

Janet Langford Kelly    Executive Vice President-Corporate             1996
(41)                    Development, General Counsel, and
                        Secretary,  Kellogg Company (food,
                        beverage and tobacco manufacturer),
                        since  September, 1999; Senior Vice
                        President,  Secretary  and  General
                        Counsel, Sara Lee Corporation
                        (branded, packaged, consumer-products
                        manufacturer) prior thereto.


Richard W. Lowry        Private Investor since 1987 (formerly       New Nominee
(64)                    Chairman and Chief Executive Officer,
                        U.S. Plywood Corporation (building
                        products manufacturer)).


Salvatore Macera        Private Investor since 1981 (formerly       New Nominee
(69)                    Executive Vice President and Director of
                        Itek Corporation (electronics)).


William E. Mayer(2)     Partner, Park Avenue Equity Partners        New Nominee
(60)                    (venture capital) since November, 1996;
                        Dean, College of Business and Management,
                        University of Maryland prior thereto;
                        Director, Johns  Manville (building
                        products manufacturer), Lee Enterprises
                        (print and on-line media) and
                        WR  Hambrecht  + Co  (financial
                        service provider).


Charles R. Nelson       Van Voorhis Professor, Department of           1981
(57)                    Economics, University of Washington;
                        consultant on economic and statistical
                        matters.

John J. Neuhauser       Academic Vice President and Dean of         New Nominee
(57)                    Faculties, Boston College since August,
                        1999; Dean, Boston College School of
                        Management prior thereto.


Joseph R. Palombo(3)    Chairman of the Board of                       2000
(47)                    Trustees/Managers of each Trust, Stein
                        Roe Floating Rate Limited  Liability
                        Company and Liberty  Trusts; Executive
                        Vice  President  and  Director  of
                        Colonial  Management  Associates,  Inc.
                        (Colonial)  and Executive  Vice   President
                        and  Chief   Administrative
                        Officer of Liberty Funds Group LLC (LFG) since April, 1999; Director since
                        September,  2000 and Executive Vice
                        President since October, 1999 of SR&F;
                        Vice President of the  Funds  from  April
                        1999  to  October  2000;  Chief
                        Operating Officer, Putnam Mutual Funds
                        prior thereto.


Thomas E. Stitzel       Business Consultant since 1999; Professor   New Nominee
(64)                    of Finance and Dean prior thereto,
                        College of Business, Boise State
                        University prior thereto; Chartered
                        Financial Analyst.

                                                                       Year of
                                                                     Election or
                                                                     Recommended
                                                                    for Election
Nominee Name & Age      Principal Occupation (1) and Directorships  as Trustee

Thomas C. Theobald      Managing Director, William Blair Capital       1996
(62)                    Partners (private equity investing) since
                        1994;  (formerly Chief Executive Officer
                        and Chairman of the Board of Directors,
                        Continental Bank  Corporation);
                        Director of Xerox  Corporation
                        (business  products  and services),
                        Anixter   International   (network  support
                        equipment distributor),  Jones Lang LaSalle
                        (real estate  management services) and
                        MONY Group (life insurance).


Anne-Lee Verville       Consultant since 1997; General Manager,     New Nominee
(54)                    Global Education Industry prior thereto,
                        (formerly  President,  Applications
                        Solutions Division, IBM   Corporation
                        (global    education   and   global
                        applications)).

----------------------

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) Mr. Mayer is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act) because he is a Director of WR Hambrecht + Co. (a registered broker-dealer).
(3) Mr. Palombo is an "interested person," as defined in the 1940 Act because he is a Director of each Fund's investment advisor.


The following persons who are currently serving on each Board are not standing for reelection:

                                                                        Year of
                                                                     Election or
                                                                     Recommended
                                                                    for Election
Name & Age              Principal Occupation (1) and Directorships  as Trustee

John A. Bacon Jr.       Private Investor.                              1998
(72)

William W. Boyd         Chairman and Director of Sterling              1994
(72)                    Plumbing (manufacturer of plumbing
                        products); Director of Kohler Company
                        (manufacturer of plumbing products) and
                        Cummins-Allison Corp. (manufacturer of
                        currency counting equipment).

Lindsay Cook(2)         Executive Vice President of Liberty            1994
(47)                    Financial Companies, Inc. (Liberty
                        Financial) since March 1997; Senior Vice
                        President prior thereto.


-----------------------

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) Mr. Cook is an "interested person," as defined in the 1940 Act because he is an executive officer of the corporate parent of each Fund's investment advisor.


                 Trustees' Compensation; Meetings and Committees


Trustees' Compensation. The Boards will serve as Trustees or Managers of the Funds, Stein Roe Floating Rate Limited Liability Company, seven Liberty Trusts and eleven Liberty closed-end funds, for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint Board meeting and $1,000 for each special joint Board meeting. Committee chairs receive an annual retainer of $5,000 and $1,000 for each special committee meeting attended on a day other than a regular joint Board meeting day. Other committee members receive an annual retainer of $1,000 and $1,000 for each special committee meeting attended on a day other than a regular joint Board meeting day. Two-thirds of the Trustees' fees will be allocated among the Funds based on their relative net assets, and one-third of the fees are divided equally among the Funds.


The Stein Roe Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees. However, upon completion of their service as a member of the Boards, Mr. Boyd will receive a payment of $50,000 and Mr. Bacon (who was eligible to remain on the Boards until mandatory retirement at the end of 2001) will receive four quarterly payments at an annual rate equal to the 1999 compensation of the Trustees of the Trusts. Liberty Financial and the Trusts will each bear one-half of the cost of the payments to Messrs. Boyd and Bacon; the Trust's portion of the payments will be allocated among the Funds based on each Fund's share of the Trustee fees for 2000.


Further information  concerning the Trustees'  compensation is included in "Part
4. Fund Information" below.


Meetings and Committees. The current Board of each Trust consists of two interested and six non-interested Trustees.


Audit Committee. The Audit Committee of each Trust, consisting of Messrs. Hacker (Chairman), Bacon, Boyd, Nelson and Theobald and Ms. Kelly, all of whom are non-interested Trustees, recommends to the Board the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.


Compensation Committee. The Compensation Committee of each Stein Roe Trust, consisting of Messrs. Boyd and Nelson, both of whom are non-interested Trustees, reviews and makes recommendations regarding compensation of the board members who are not affiliated with SR&F.


Nominating Committee. The Nominating Committee of each Trust, consisting of Messrs. Boyd and Nelson, both of whom are non-interested Trustees, recommends to the Board, among other things, nominees for trustee and for appointments to various committees.

Executive Committee. The Executive Committee of each Trust, consisting of Mr. Boyd, a non-interested Trustee, and Mr. Cook, an interested Trustee, is authorized to take certain actions delegated to it by the full Board and to exercise the full powers of the Board, with some exceptions, between Board meetings.

Record of Board and Committee Meetings. The respective Boards and the Committees held the following numbers of meetings during the following fiscal years ended:


June 30, 2000 for Liberty - Stein Roe Funds Income Trust, Liberty - Stein Roe Funds Municipal Trust, Liberty - Stein Roe Funds Trust and Liberty - Stein Roe Advisor Trust and SR&F Base Trust as follows:


Each Board                                        6
Each Audit Committee                              4
Each Compensation Committee                       1
Each Nominating Committee                         0
Each Executive Committee                          2


August  31,  2000  for  Liberty   Floating  Rate  Fund,   Liberty  -  Stein  Roe
Institutional Floating Rate Income Fund and Stein Roe Floating Rate Limited Liability Company as follows:


Each Board                                        5
Each Audit Committee                              4
Each Compensation Committee                       0
Each Nominating Committee                         0
Each Executive Committee                          2


September 30, 2000 for Liberty - Stein Roe Funds Investment Trust, Liberty - Stein Roe Advisor Trust and SR&F Base Trust as follows:


Each Board                                        5
Each Audit Committee                              4
Each Compensation Committee                       0
Each Nominating Committee                         0
Each Executive Committee                          2


During the most recently completed fiscal years, each of the current Trustees attended more than 75% of the meetings of the Board and the committees of which such Trustee was a member.


If any nominee listed above becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).


THE RESPECTIVE BOARDS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE IN PROPOSAL 1.


                          REQUIRED VOTE FOR PROPOSAL 1


For each Trust, a plurality of the votes cast at the Meeting by shareholders of that Trust, if a quorum is represented, is required for the election of each Trustee. Shareholders of the Feeder Funds vote with the shareholders of the other Feeder Funds to direct their Fund or to vote similarly for the election of Trustees of the SR&F Base Trust or for Managers of the Stein Roe Floating Rate Limited Liability Company.

PROPOSAL 2.           APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH
                      NEWPORT FUND MANAGEMENT, INC. (Newport) (Stein Roe
                      International Fund, herein referred to for purposes of this Proposal 2 as the "Fund")


Description of Proposal. The Board of Trustees of the Liberty - Stein Roe Investment Trust (Investment Trust) propose that the shareholders of the Fund approve a new Management Agreement with Newport on behalf of SR&F International Portfolio (International Portfolio), a series of the SR&F Base Trust, and the portfolio in which the Fund invests its assets, substantially in the form set forth in Appendix A to this proxy statement. Newport is an affiliate of SR&F, the current investment advisor of the International Portfolio. The new Management Agreement is identical to the existing Management Agreement for the International Portfolio, except that Newport will now provide investment management services to the International Portfolio. It is important to note that the annual rates payable by the International Portfolio for investment management and administrative services will not increase or decrease as a result of the International Portfolio entering into a New Management Agreement on behalf of the International Portfolio.


The Fund will vote its shares of the International Portfolio for or against the new Management Agreement proportionately to the instructions to vote for and against received from Fund shareholders.

The existing Management Agreement for the International Portfolio was most recently approved by the shareholders of the Fund on July 18, 1996 as part of the conversion of the Fund to a master fund-feeder fund structure.

The existing Management Agreement for the International Portfolio provides for monthly compensation to SR&F at the annual rate of 0.85% of the International Portfolio's daily net assets. For the fiscal year ended September 30, 1999, the aggregate fees paid by the International Portfolio to SR&F under the existing Management Agreement was $1,024,073.

Upon shareholder approval of the new Management Agreement, Newport will provide investment management services to the International Portfolio. Newport will be paid at the same annual rate for providing these services as was paid under the existing Management Agreement.

It is important to note that the annual rates payable by the International Portfolio for investment management and administrative services will not increase or decrease as a result of the International Portfolio entering into a New Management Agreement on behalf of the International Portfolio.


Consideration by the Board of Trustees. The Board of Trustees of Investment Trust met on May 22, 2000, to consider, among other things, the proposed change of the International Portfolio's investment advisor. After due consideration, the Board of Trustees, including all Trustees who were not interested and who had no direct or indirect financial interests in the operation of the new Management Agreements or in any agreements related thereto, unanimously approved the new Management Agreement, subject to shareholder approval. The Board of Trustees concluded that the new Management Agreement is fair and reasonable, and is in the best interest of shareholders of the Fund. During the course of their deliberations, the Board of Trustees considered a variety of factors. The Board of Trustees considered the fact that the new Management Agreement with Newport would not impact the current fee structure of the existing Management Agreement. The Board of Trustees, however, focused specifically on the experience and size of Newport's international investment management team, Newport's growth investment style, Newport's expertise and proven performance as an investment advisor of international and global growth funds similar to the Fund, as well as the increased complexity of the international securities markets.


Comparison and Impact of the Existing and New Management Agreements. The new Management Agreement is identical to the existing Management Agreement except for its initial term and the named investment advisor. The new Management Agreement does not differ from the existing Management Agreement with respect to the investment advisor's responsibilities or duties to the International Portfolio, or the fees payable to the investment advisor for providing those services.


Compensation under the existing and new Management Agreements is subject to reduction if in any year the expenses of the International Portfolio exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. No such limits currently are in effect.


Both the existing and new Management Agreements provide that, subject to the Board of Trustees' supervision, the investment advisor will manage the assets of the International Portfolio in accordance with the Prospectus and Statement of Additional Information of the Fund, purchase and sell securities and other investments on behalf of the International Portfolio, and report results to the Board of Trustees periodically. Both the existing and new Management Agreements provide that neither the investment advisor, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Investment Trust or any shareholder of the Investment Trust for any error of judgment, mistake of law or any loss arising out of any investment, or any other act or omission in the performance by the advisor of its duties under the Management Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Management Agreement.


The new Management Agreement provides that it will continue in effect for an initial term ending June 30, 2002 and thereafter so long as it is approved annually in accordance with the Investment Company Act of 1940, as amended (1940
Act). The existing and new Management Agreements may be terminated at any time by the advisor, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund without penalty on 60 days' written notice, and shall automatically terminate upon any assignment. The new Management Agreement may be amended only by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund.


Comparison of Investment Objectives and Strategies. Newport will not change the investment objective or strategy of the International Portfolio.

Information concerning SR&F, Newport and their affiliates.

Stein Roe & Farnham Incorporated


SR&F, located at One South Wacker Drive, Chicago, Illinois 60606, is a wholly-owned, indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial). Liberty Financial is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). As of August 31, 2000, LFC Management Corporation owned 71.12% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of Liberty Financial, Inc. are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210-2214. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of Liberty Mutual, Liberty Mutual Equity Corporation, LFC Management Corporation, Liberty Corporate Holdings, Inc. and LFC Holdings, are located at 175 Berkeley Street, Boston, Massachusetts 02117.


On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial.


SR&F and its predecessor have been providing investment advisory services since 1932.


The directors of SR&F are Stephen E. Gibson, J. Andrew Hilbert, C. Allen Merritt, Jr. and Joseph R. Palombo. Mr. Gibson is President of SR&F's Mutual Funds division. Mr. Hilbert is Senior Vice President and Chief Financial Officer of Liberty Financial. Mr. Merritt is Chief of Staff of Liberty Financial. Mr. Palombo is Executive Vice President of SR&F. The principal executive officers of SR&F are Messrs. Stephen E. Gibson and William E. Rankin. Mr. Rankin is President of SR&F's Private Capital Management (PCM) division. On November 1, 2000, Liberty Financial announced that it had entered into an agreement to sell PCM. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, MA 02111-2621; that of Messrs. Hilbert and Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, MA 02210-2214; and that of Mr. Rankin is One South Wacker Drive, Chicago, IL 60606.


In addition, the following individuals who are officers of the Investment Trust are also officers or directors of SR&F: William D. Andrews, David P. Brady, Daniel K. Cantor, Kevin M. Carome, Denise E. Chasmer, William M. Garrison, Stephen E. Gibson, Erik P. Gustafson, Loren A. Hansen and Harvey B. Hirschhorn.


SR&F currently provides administrative services to the Fund under a separate administrative agreement. Under the administrative agreement, the fees payable to SR&F by the Fund are at the annual rate of 0.15% of the Fund's average net assets. For the fiscal year ended September 30, 1999, the aggregate administrative fee paid by the Fund to SR&F was $180,363. The administrative agreement provides that SR&F will reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to SR&F, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public. However, SR&F is not required to reimburse the Fund an amount in excess of fees paid by the Fund under the administrative agreement for that year. Upon shareholder approval of the Management Agreement, the Fund, under the existing administrative agreement, will continue to pay the same fee to SR&F at the annual rate of 0.15% of the Fund's average net assets. Under the existing administration agreement, SR&F may make use of its affiliated companies in connection with the administrative services to be provided to the Fund under the contract.


Pursuant to a separate agreement with Investment Trust, SR&F receives a fee for performing certain bookkeeping and accounting services. For such services, SR&F receives from the Fund a fee at the annual rate of $25,000 plus 0.0025 of 1% of the Fund's average net assets over $50 million. During the fiscal year ended September 30, 1999, SR&F received $26,755 from the Fund for services performed under that Agreement. This agreement will remain in effect if the proposed Management Agreement is approved.


SteinRoe Services, Inc. (SSI), One South Wacker Drive, Chicago, IL 60606, is the agent of the Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, SSI receives from the Fund a fee based at the annual rate of 0.22% of the Fund's average net assets. For the fiscal year ended September 30, 1999, the aggregate fees paid to SSI on behalf of the Fund were approximately $6,000. . On November, 13, 2000, the Boards approved the assumption of the transfer agent agreement by Liberty Funds Services, Inc., a registered transfer agent and an affiliate of SR&F.


Liberty Funds Distributor, Inc. (LFDI), a wholly-owned, indirect subsidiary of Liberty Financial located at One Financial Center, Boston, MA 02111-2621, acts as distributor for the Fund under a distribution agreement. This agreement will remain in effect if the proposed Management Agreement is approved.


SR&F may use the services of AlphaTrade Inc. (AlphaTrade), a registered broker-dealer subsidiary of Liberty Financial, when buying or selling certain equity securities for the International Portfolio pursuant to procedures adopted by the Trustees and Rule 17e-1 under the 1940 Act. For the fiscal year ended September 30, 1999, no commissions were paid by SR&F to AlphaTrade on behalf of the International Portfolio. Newport may continue to use the services of AlphaTrade if the proposed Management Agreement is approved.

In addition to the fees described above, the Fund pays all of its expenses not assumed by its advisor, including, without limitation, fees and expenses of the independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying shares of the Fund for distribution under federal and state laws and regulations, custodial, auditing and legal expenses, expenses of determining net asset value of the Fund's shares, expenses of providing reports to shareholders, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund also is responsible for such non-recurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board of Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to litigation.

Newport Fund Management, Inc.

Newport is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a direct wholly-owned subsidiary of Liberty Financial.


The directors of Newport are Lindsay Cook and John M. Mussey. Mr. Mussey is Vice Chairman of Newport and Newport Pacific. Thomas R. Tuttle is the President and Chief Executive Officer of Newport. He also is President of Newport Pacific. The business address of Mr. Cook is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210-2214; and that of Messrs. Mussey and Tuttle is 580 California Street, San Francisco, California 94104.


Other Funds Managed by Newport. In addition to the services proposed to be provided by Newport to the Fund, Newport also provides management and other services and facilities to other investment companies. Information with respect to the assets of and management fees payable to Newport by funds having investment objectives similar to those of the Fund is set forth below:

---------------------------------------------- ----------------- ---------------
                                                                Total Net Assets
---------------------------------------------       Annual           9/30/00
                    Fund                        Management Fee   (in Thousands)
---------------------------------------------- ----------------- ---------------
---------------------------------------------- ----------------- ---------------
Liberty Newport Tiger Fund                          1.00%(a)         $954,900
---------------------------------------------- ----------------- ---------------
---------------------------------------------- ----------------- ---------------
Stein Roe Small Cap Tiger Fund                       1.15%(b)         10,400
---------------------------------------------- ----------------- ---------------
---------------------------------------------- ----------------- ---------------
Liberty Newport Japan Opportunities Fund             0.95%(b)         90,500
---------------------------------------------- ----------------- ---------------
---------------------------------------------- ----------------- ---------------
Liberty Newport Greater China Fund                   1.15%(b)         66,800
---------------------------------------------- ----------------- ---------------
---------------------------------------------- ----------------- ---------------
Liberty Newport Asia Pacific Fund                    1.00%(b)         17,700
---------------------------------------------- ----------------- ---------------
---------------------------------------------- ----------------- ---------------
Liberty Newport Europe Fund                          0.70%(d)         13,000
---------------------------------------------- ----------------- ---------------
---------------------------------------------- ----------------- ---------------
Stein Roe Asia Pacific Fund                          0.55%(c)          5,300
---------------------------------------------- ----------------- ---------------

(a) The management fee is 1.00% for the first $100 million of average net assets; 0.75% for the next $1.4 billion; 0.70% for the next $1 billion; and 0.65% over $2.5 billion.
(b) Newport has voluntarily agreed to waive a certain portion of the management fee and reimburse the fund for certain expenses. Newport may terminate the fee waiver and expense reimbursement arrangement at any time.
(c) SR&F is the advisor to the fund and receives an annual fee of 0.95%. Newport receives 0.55% as sub-advisor to the fund.
(d) The fund commenced operations on November 1, 1999 and has not paid management fees to Newport.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 2.

                          REQUIRED VOTE FOR PROPOSAL 2

Approval of the new Management Agreement for the Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL 3.          APPROVE A SUB-ADVISORY AGREEMENT
                     WITH UNIBANK SECURITIES, INC. (Stein Roe Balanced Fund - herein referred to for purposes of this Proposal 3 as the "Fund")


Description of Proposal. The Board of Trustees of Investment Trust (Trust) proposes that the shareholders of the Fund approve a Sub-Advisory Agreement, substantially in the form set forth in Appendix B, between Stein Roe & Farnham Incorporated (SR&F), the investment advisor to SR&F Balanced Portfolio (Balanced Portfolio), a series of the SR&F Base Trust, and the portfolio in which the Fund invests all of its assets, and Unibank Securities, Inc., which does business in the U.S. as Unibank Investment Management (Unibank). Under the terms of the Sub-Advisory Agreement, Unibank will manage a portion of the assets of Balanced Portfolio, as determined by SR&F, in accordance with the investment objectives, policies and limitations of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. Unibank will invest primarily in large capitalization, non-U.S. equity securities for Balanced Portfolio. Approval of the Sub-Advisory Agreement will not affect the amount of management fees paid by Balanced Portfolio to SR&F; SR&F, not the Fund or Balanced Portfolio, pays sub-advisory fees to Unibank under the Sub-Advisory Agreement.


The Fund will vote its shares of the Balanced Portfolio for or against the Sub-Advisory Agreement proportionately to the instructions to vote for and against received from Fund shareholders.


Currently, SR&F manages the investment of the assets of Balanced Portfolio pursuant to a Management Agreement between SR&F Base Trust and SR&F, dated August 15, 1995, as amended, which was most recently approved by shareholders of the Fund on August 15, 1995. SR&F receives monthly fees from Balanced Portfolio at the annual rate of 0.550% on the first $500 million of average daily net assets, 0.500% on the next $500 million, and 0.450% on average daily net assets in excess of $1 billion. For the fiscal year ended September 30, 1999, the aggregate fees paid by Balanced Portfolio to SR&F under the Management Agreement were $1,444,813.


Consideration by the Board of Trustees. The Boards of Investment Trust and of SR&F Base Trust met on October 17, 2000, to consider, among other things, the proposed retention by SR&F of Unibank as a sub-advisor to the Balanced Portfolio. After due consideration, the Boards, including all Trustees who were not interested and who had no direct or indirect financial interests in the operation of the Sub-Advisory Agreement or in any agreements related thereto, unanimously approved the Sub-Advisory Agreement, subject to shareholder approval. The Boards concluded that the Sub-Advisory Agreement is fair and reasonable, and is in the best interest of the shareholders of the Fund and of Balanced Portfolio. During the course of their deliberations, the Boards considered a variety of factors, including that the Sub-Advisory Agreement with Unibank will not affect the fees paid by the Fund or Balanced Portfolio under the Management Agreement. Specifically, the Boards focused on the experience and proven performance of Unibank as an investment advisor to international and global funds as well as on the increased complexity of the international securities markets.


Description of Sub-Advisory Agreement. Pursuant to the terms of the Sub-Advisory Agreement, Unibank, under the supervision of the Board of Trustees of SR&F Base Trust and SR&F, will: (a) manage the investment of a portion of the assets of Balanced Portfolio, as determined by SR&F, in accordance with the investment objectives, policies and limitations of Balanced Portfolio as stated in the Fund's then current Prospectus and Statement of Additional Information; (b) place purchase and sale orders for portfolio transactions for Balanced Portfolio; (c) evaluate such economic, statistical and financial information and undertaking such investment research as it shall deem advisable; (d) employ professional portfolio managers to provide research services to Balanced Portfolio; and (e) report results to the Board of Trustees of SR&F Base Trust. For the services to be rendered by Unibank under the Sub-Advisory Agreement, SR&F will pay Unibank a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of Balanced Portfolio's assets managed by Unibank. Any liability of Unibank to the Trust, the Fund and/or its shareholders is limited to situations involving Unibank's own willful misfeasance, bad faith or gross negligence in the performance of its duties.


The Sub-Advisory Agreement provides that it will remain in effect for an initial term ending June 30, 2002 and from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees of SR&F Base Trust or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated at any time without penalty on sixty days' written notice to Unibank by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, or by Unibank on ninety days' written notice to SR&F and SR&F Base Trust. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Management Agreement for the Balanced Portfolio shall have terminated for any reason. The Sub-Advisory Agreement may be amended only in accordance with the Investment Company Act of 1940, as amended (1940 Act).


The preceding description of the proposed Sub-Advisory Agreement is qualified in its entirety by reference to the form of Sub-Advisory Agreement that is set forth in Appendix B to this proxy statement.

Information concerning SR&F, Unibank and their affiliates.

SR&F


Information relating to SR&F, its owners, directors and officers is listed above under Proposal 2, Part E. appearing on pages 24 through 27.


SR&F currently provides administrative services to the Fund under a separate administrative agreement. Under the administrative agreement, the fees payable to SR&F by the Fund are at the annual rate of 0.150% of the first $500 million of average net assets, 0.125% on the next $500 million, and 0.100% thereafter. For the fiscal year ended September 30, 1999, the aggregate administrative fee payable by the Fund to SR&F was $393,529. The administrative agreement provides that SR&F will reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to SR&F, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public. However, SR&F is not required to reimburse the Fund an amount in excess of fees paid by the Fund under the administrative agreement for that year. Upon shareholder approval of the Sub-Advisory Agreement, the Fund, under the existing administrative agreement, will continue to pay the same administrative fee to SR&F. Under the existing administrative agreement, the Administrator may make use of its affiliated companies in connection with the administrative services to be provided to the Fund under the contract.


Pursuant to a separate agreement with the Trust, SR&F receives a fee for performing certain bookkeeping and accounting services. For such services, SR&F receives from the Trust a fee at the annual rate of $25,000 plus 0.0025 of 1% of the Fund's average net assets over $50 million. During the fiscal year ended September 30, 1999, SR&F received $354,273 from the Trust for services performed under that Agreement. This agreement will remain in effect if the proposed Sub-Advisory Agreement is approved.


LFDI acts as distributor for the Fund under a distribution agreement. LFDI is a subsidiary of Colonial Management Associates, Inc. This agreement will remain in effect if the proposed Sub-Advisory Agreement is approved.


SSI is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, SSI receives from the Fund a fee based at the annual rate of 0.22% of the Fund's average net assets. For the fiscal year ended September 30, 1999, the aggregate fees paid by to SSI on behalf of the Fund were approximately $599,000. This agreement will remain in effect if the proposed Sub-Advisory Agreement is approved.


Unibank

Unibank, d/b/a Unibank Investment Management in the U.S., is located at 13-15 West 54th Street, New York, New York, 10019. Unibank offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Unibank often structures portfolios to meet benchmarks established by the client, or tailored to standard Morgan Stanley Capital International (MSCI) benchmarks such as the MSCI EAFE Index. Unibank is a direct wholly-owned subsidiary of Unibank A/S, one of Scandinavia's leading financial institutions, which in turn is a direct wholly-owned subsidiary of Unidanmark A/S, which in turn is a direct wholly-owned subsidiary of Nordic Baltic Holding AB. The principal executive offices of Unibank A/S are located at Torvegade 2 DK-1786 Copenhagen V., Denmark. The principal executive offices of Unidanmark A/S are located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordic Baltic Holding AB are located at Hamngatan 10, SE-105 71 Stockholm, Sweden.

The directors of Unibank Securities, Inc. are Henrik Bak, Ole Jacobsen, Jerry Murphy, Peter Nyegaard and Finn Pedersen. Mr. Bak is President and Chairman of the Board of Unibank Securities, Inc. Mr. Jacobsen is Managing Director and Head of Unibank Investment Management. Mr. Murphy is Head of Administration, Nordic Baltic Holding, New York. Mr. Nyegaard is Head of Markets, Nordic Baltic Holding AB. Mr. Pedersen is Head of Equities, Aros Maizel, a Unibank-affiliated broker-dealer. The business address of each of Messrs. Bak, Nyegaard, Murphy, Jacobsen and Pedersen is 13-15 West 54th Street, New York, New York, 10019.

In addition to the services proposed to be provided by Unibank to the Fund, Unibank also provides sub-advisory and other services and facilities to other investment companies. Information with respect to the assets of and management fees payable to Unibank by funds having objectives similar to the Fund is set forth below:

------------------------------------------- -------------------- ---------------
                                                                Total Net Assets
                                             Annual Management      9/30/00
                   Fund                             Fee         (in Thousands)
------------------------------------------- -------------------- ---------------
------------------------------------------- -------------------- ---------------

UM International Equity Fund                     0.60%(a)             $15,697
------------------------------------------- -------------------- ---------------

(a) The management fee is 0.95%, which is paid to Undiscovered Managers, LLC, the investment adviser to the Fund. Unibank is the sub-adviser to the Fund and receives a sub-advisory fee of 0.60% for the first $200 million of average net assets. 0.55% for the next $100 million, and 0.50% for assets in excess of $300 million.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 3.

                          REQUIRED VOTE FOR PROPOSAL 3

Approval of the Sub-Advisory Agreement for the Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL 4. (a)          APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL
                         INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF
                         SECURITIES ON MARGIN AS NON-FUNDAMENTAL. (STEIN ROE
                         INCOME FUND, STEIN ROE HIGH YIELD FUND, STEIN ROE
                         INTERMEDIATE BOND FUND, STEIN ROE CASH RESERVES FUND,
                         STEIN ROE INTERMEDIATE MUNICIPALS FUND, STEIN ROE HIGH
                         - YIELD MUNICIPALS FUND, STEIN ROE MUNICIPAL MONEY
                         MARKET FUND, STEIN ROE MANAGED MUNICIPALS FUND, STEIN
                         ROE INSTITUTIONAL CLIENT HIGH YIELD FUND, LIBERTY
                         FLOATING RATE FUND, LIBERTY - STEIN ROE INSTITUTIONAL
                         FLOATING RATE INCOME FUND, STEIN ROE ADVISOR
                         INTERMEDIATE BOND FUND AND STEIN ROE ADVISOR HIGH -
                         YIELD MUNICIPALS FUND - HEREIN REFERRED TO FOR
                         PURPOSES OF THIS PROPOSAL 4 AS THE "FUNDS")

(b) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN FOR THE SR&F INCOME PORTFOLIO OF SR&F BASE TRUST. (Stein Roe Income Fund shareholders only)

(c) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN FOR THE SR&F HIGH YIELD PORTFOLIO OF SR&F BASE TRUST. (Stein Roe High Yield Fund shareholders only)

(d) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN FOR THE SR&F INTERMEDIATE BOND PORTFOLIO OF SR&F BASE TRUST. (Stein Roe Intermediate
                          Bond Fund shareholders only)

(e) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN FOR THE SR&F CASH RESERVES PORTFOLIO OF SR&F BASE TRUST. (Stein Roe Cash Reserves Fund shareholders only)

(f) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN FOR THE SR&F HIGH - YIELD MUNICIPALS PORTFOLIO OF SR&F BASE TRUST. (Stein Roe High - Yield Municipals Fund shareholders only)

(g) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN FOR THE SR&F MUNICIPAL MONEY MARKET PORTFOLIO OF SR&F BASE TRUST. (Stein Roe Municipal Money Market Fund shareholders only)

(h) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN FOR THE STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY. (Liberty Floating Rate Fund and Liberty - Stein Roe Institutional Floating Rate Income Fund shareholders only)


Each of the Funds, and the Portfolios in which certain Funds invest, has a fundamental investment restriction prohibiting the purchase of securities on margin, except for the use of short-term credit necessary for clearance of purchases and sales of portfolio securities. Certain Funds may also make margin deposits in connection with futures and options transactions.


The Trusts originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable. If this restriction becomes non-fundamental, the Board would have the ability to modify or eliminate the restriction to increase investment flexibility without the need for any additional shareholder approval.


There are certain risks associated with a fund's participation in margin transactions. Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities, called "margin" being used as collateral against the loan. Using margin risks leveraging the investment portfolio, which can magnify both gains and losses. During volatile market conditions, a fund may be forced to liquidate its position in certain securities to repay the broker. Such sales may have an adverse affect on the fund's net asset value and ultimately on its performance.


A Fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the Securities and Exchange Commission position that margin transactions are prohibited under Section 18 of the Investment Company Act of 1940 because they create senior securities. A Fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the Funds to borrow money only (if shareholders approve proposal 8) to the extent permitted by the 1940 Act.


THE RESPECTIVE BOARDS RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR PROPOSAL 4.


                          REQUIRED VOTE FOR PROPOSAL 4


Approval of this proposal for any Fund will require the affirmative vote of"a "majority of the outstanding voting securit"es" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. Shareholders of the Feeder Funds vote with the shareholders of the other Feeder Funds of the respective portfolio for approval of this proposal.


PROPOSAL 5. (a)          APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL
                         INVESTMENT RESTRICTION ON THE PLEDGING OF SECURITIES
                         AS NON-FUNDAMENTAL. (Stein Roe Intermediate Municipals
                         Fund, Stein Roe High - Yield Municipals Fund, Stein
                         Roe Municipal Money Market Fund, Stein Roe Managed
                         Municipals Fund, Stein Roe Advisor Intermediate Bond
                         Fund and Stein Roe Advisor High - Yield Municipals
                         Fund - herein referred to for purposes of this Proposal 5 as the "Funds")

(b) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING PLEDGING SECURITIES FOR THE SR&F HIGH - YIELD MUNICIPALS PORTFOLIO OF SR&F BASE TRUST. (Stein Roe High -Yield Municipals Fund only)

(c) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING PLEDGING SECURITIES FOR THE SR&F MUNICIPAL MONEY MARKET PORTFOLIO OF SR&F BASE TRUST. (Stein Roe Municipal Money Market Fund shareholders only)


Each of the Funds, and the Master Fund in which certain Funds invest, has a fundamental investment restriction prohibiting mortgaging, pledging, hypothecating or in any manner transferring, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings (b) as may be necessary to enter into futures and options transactions.


The Trusts originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable. If this restriction becomes non-fundamental, the Board would have the ability to modify or eliminate the restriction to increase investment flexibility without the need for any additional shareholder approval.


Pledging assets does entail certain risks. To the extent that a Fund pledges its assets, the Fund may have less flexibility in liquidating its assets. If a large portion of a Fund's assets were involved, the Fund's ability to meet redemption requests or other obligations could be delayed.


THE RESPECTIVE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR PROPOSAL 5.


                          REQUIRED VOTE FOR PROPOSAL 5


Approval of this proposal for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. Shareholders of the Feeder Funds vote with the shareholders of the other Feeder Funds of the respective portfolio for approval of this proposal.


PROPOSAL 6. (a)          APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL
                         INVESTMENT RESTRICTION ON THE PURCHASE OF SECURITIES
                         FROM AFFILIATES OF THE FUND AS NON-FUNDAMENTAL. (Stein
                         Roe Intermediate Municipals Fund, Stein Roe High -
                         Yield Municipals Fund, Stein Roe Municipal Money
                         Market Fund, Stein Roe Managed Municipals Fund, Stein
                         Roe Advisor Intermediate Bond Fund and Stein Roe
                         Advisor High - Yield Municipals Fund - herein referred to for purposes of this Proposal 6 as the "Funds")

(b) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES FROM AFFILIATES OF THE FUND FOR THE SR&F HIGH - YIELD MUNICIPALS PORTFOLIO OF SR&F BASE TRUST. (Stein Roe High - Yield Municipals Fund and Stein Roe Advisor High - Yield Municipals Fund shareholders only)


(c) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES FROM AFFILIATES OF THE FUND FOR THE SR&F MUNICIPAL MONEY MARKET PORTFOLIO OF SR&F BASE TRUST. (Stein Roe Municipal Money Market Fund shareholders only)


Each of the Funds, and the Master Fund in which certain Funds invest, has a fundamental investment restriction prohibiting the purchase of portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors, or trustees of the Funds or of its investment advisor.


The Trusts originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable If this restriction becomes non-fundamental, the Board would have the ability to modify or eliminate the restriction to increase investment flexibility without the need for any additional shareholder approval. If the restriction were to be eliminated, the Funds would be able to invest in the securities of any issuer without regard to ownership in such issuer by management or affiliates of the Fund except to the extent prohibited by the Funds' investment policies or by the 1940 Act.


THE RESPECTIVE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR PROPOSAL 6.


                          REQUIRED VOTE FOR PROPOSAL 6


Approval of this proposal for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. Shareholders of the Feeder Funds vote with the shareholders of the other Feeder Funds of the respective portfolio for approval of this proposal.


PROPOSAL 7. (a)          APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL
                         INVESTMENT RESTRICTION ON THE PURCHASE OF OTHER
                         SECURITIES AS NON-FUNDAMENTAL. (Stein Roe Municipal
                         Money Market Fund and Stein Roe Managed Municipals
                         Fund - herein referred to for purposes of this Proposal 7 as the "Funds")

(b) APPROVE A SIMILAR RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF "OTHER SECURITIES" FOR THE SR&F MUNICIPAL MONEY MARKET PORTFOLIO OF SR&F BASE TRUST. (Stein Roe Municipal Money Market Fund shareholders only)


Each of the Funds, and the Master Fund in which the Stein Roe Municipal Money Market Fund invests, has a fundamental investment restriction prohibiting the purchase of any securities other than those described in its Statement of Additional Information (Other Securities). This restriction was made a restriction because of regulatory and business conditions at the time. With the passage of time and the change in regulatory standards, this restriction is no longer required to be stated as a fundamental or non-fundamental restriction. Therefore, in order to simplify and modernize the Funds' investment restrictions, the Board recommends reclassifying this restriction as "non-fundamental." A non-fundamental restriction may be changed upon vote of the Board without any additional shareholder approval. If the restriction were to be eliminated, the Fund would still be required to disclose the types of securities the Fund will invest in as required by and to the extent permitted under, the 1940 Act.


THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR PROPOSAL 7.

                          REQUIRED VOTE FOR PROPOSAL 7


Approval of this proposal for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. Shareholders of the Stein Roe Municipal Money Market Fund vote with the shareholders of the other Feeder Fund of the SR&F Money Market Portfolio for approval of this proposal.

PROPOSAL 8. (a)          APPROVE THE MODIFICATION OF THE FUNDAMENTAL INVESTMENT
                         RESTRICTION RELATING TO BORROWING.

(b) APPROVE A SIMILAR MODIFICATION TO THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING FOR THE RESPECTIVE PORTFOLIO OF SR&F BASE TRUST OR STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY. (Stein Roe Balanced Fund, Stein Roe Growth Stock Fund, Liberty Growth Stock Fund, Stein Roe International Fund,Liberty Growth Investor Fund, Stein Roe Young Investor Fund, Liberty Young Investor Fund, Stein Roe High Yield Fund, Stein Roe Income Fund, Stein Roe Intermediate Bond Fund, Stein Roe Advisor Intermediate Bond Fund, Stein Roe High - Yield Municipals Fund, Stein Roe Advisor High - Yield Municipals Fund, Stein Roe Cash Reserves Fund, Stein Roe Municipal Money Market Fund, Liberty Floating Rate Fund and Liberty - Stein Roe Institutional Floating Rate Income Fund shareholders only)


Each of the Stein Roe Mutual Funds, and the Master Funds in which certain Funds invest, has a fundamental investment restriction relating to borrowing. This restriction was adopted a number of years ago in response to certain regulatory requirements or business and industry conditions that no longer exist. Therefore, in order to allow the Funds to borrow to the extent permitted by the 1940 Act, each Board recommends that this restriction be modified.


With the exception of Liberty Floating Rate Fund and Liberty - Stein Roe Institutional Floating Rate Income Fund, the Funds do not intend to change their investment strategies if this proposal is adopted. If this proposal is adopted by the shareholders of Liberty Floating Rate Fund and Liberty - Stein Roe Institutional Floating Rate Income Fund, those Funds may use borrowing for the purpose of satisfying short-term borrowing needs or for leverage. If those Funds were permitted to borrow money for the purpose of leverage, their net assets would tend to increase or decrease at a greater rate than if leverage were not used.


Current Investment Restrictions. The Funds' current investment restrictions relating to borrowing are as follows:


Stein Roe Balanced Fund, Stein Roe Asia Pacific Fund, Stein Roe Growth Stock Fund, Liberty Growth Investor Fund, Liberty Midcap Growth Fund, Stein Roe Focus Fund, Stein Roe Capital Opportunities Fund, Stein Roe Small Company Growth Fund, Stein Roe International Fund, Stein Roe Institutional Client High Yield Fund, Liberty Young Investor Fund, Liberty Growth Stock Fund, Stein Roe High Yield Fund, Stein Roe Income Fund, Stein Roe Intermediate Bond Fund, Stein Roe Advisor Intermediate Bond Fund, SR&F Balanced Portfolio, SR&F Growth Stock Portfolio, SR&F Growth Investor Portfolio, SR&F International Portfolio, SR&F Income Portfolio, SR&F Intermediate Bond Portfolio and SR&F High Yield Portfolio: "[The Fund/Portfolio may not] borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other purposes to the extent permitted by applicable law."

Stein Roe Cash Reserves Fund and SR&F Cash Reserves Portfolio: "[The Fund/Portfolio may not] borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; it may borrow from banks, other Stein Roe Funds and Portfolios, and other purposes to the extent permitted by applicable law."

Stein Roe Intermediate Municipals Fund, Stein Roe High - Yield Municipals Fund, Stein Roe Municipal Money Market Fund, Stein Roe Managed Municipals Fund, Stein Roe Advisor High - Yield Municipals Fund, SR&F High - Yield Municipals Portfolio and SR&F Municipal Money Market Portfolio: "[The Fund/Portfolio may not] borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; it may borrow from banks, other Stein Roe Funds and Portfolios, and other purposes to the extent permitted by applicable law."


Liberty Floating Rate Fund, Liberty Institutional Floating Rate Income Fund and Stein Roe Floating Rate Limited Liability Company: "[Neither the Fund nor the Portfolio may] borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements, hedging transactions, when-issued and delayed-delivery transactions and similar strategies, and make other borrowings, provided that the combination of (a) and
(b) shall not at any time exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other investment companies to which Stein Roe provides investment advisory services, and other persons to the extent permitted by applicable law."


Proposed Investment Restriction. The investment restrictions above would be revised in their entirety if approved by shareholders, to read as follows:


"[The Fund/Portfolio may not] borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940."

If the proposed change is approved, the Funds will be able to borrow up to the Investment Company Act of 1940 limit. The Funds will no longer be restricted from borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks.


Shareholders of the Feeder Funds vote with the shareholders of the other Feeder Funds to direct their Fund to approve a similar amendment to the fundamental investment restriction of the respective portfolio of the SR&F Base Trust or the Stein Roe Floating Rate Limited Liability Company.


THE BOARDS OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR PROPOSAL 8.

                          REQUIRED VOTE FOR PROPOSAL 8

Approval of this proposal for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. Shareholders of the Feeder Funds vote with the shareholders of the other Feeder Funds of the respective portfolio for approval of this proposal.


PART 3.          INFORMATION REGARDING VOTING AND SHAREHOLDER MEETINGS.

This section provides further information regarding the methods of voting and shareholder meetings.

In Parts 3 and 4, the following acronym codes will be used to identify the Stein Roe Mutual Funds:


-------------- ------------------------- ----------- ---------------------------
               STEIN ROE                             STEIN ROE
CODE           MUTUAL FUND               CODE        MUTUAL FUND
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRBF           Stein Roe Balanced Fund   SRCRF       Stein Roe Cash Reserves
                                                     Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRAPF          Stein Roe Asia Pacific    SRIMF       Stein Roe Intermediate
               Fund                                  Municipals Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
LGIF           Liberty Growth Investor   SRHYMF      Stein Roe High - Yield
               Fund                                  Municipals Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRGSF          Stein Roe Growth Stock    SRMMMF      Stein Roe Municipal Money
               Fund                                  Market Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
LMCGF          Liberty Midcap Growth     SRMMF       Stein Roe Managed
               Fund                                  Municipals Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRFF           Stein Roe Focus Fund      SRICHYF     Stein Roe Institutional
                                                     Client High Yield Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRCOF          Stein Roe Capital         LYIF        Liberty Young Investor
               Opportunities Fund                    Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRSCGF         Stein Roe Small Company   LGSF        Liberty Growth Stock Fund
               Growth Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRYIF          Stein Roe Young           SRAHYMF     Stein Roe Advisor High -
               Investor Fund                         Yield Municipal Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRIF           Stein Roe International   SRAIBF      Stein Roe Advisor
               Fund                                  Intermediate Bond Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRINCF         Stein Roe Income Fund     LFRF        Liberty Floating Rate Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRIBF          Stein Roe Intermediate    LSRIFRIF    Liberty - Stein Roe
               Bond Fund                             Institutional Floating
                                                     Rate Income Fund
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------
SRHYF          Stein Roe High Yield
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------


A. Proxy Solicitation Methods. Shareholders entitled to vote at the Meetings will receive proxy materials in the mail. The Funds have engaged the services of SCC to assist in the solicitation of proxies. As the date approaches, if your vote is not received, you may receive a call from SCC reminding you to exercise your right to vote. At this time, you may elect to vote your shares telephonically.


B. Proxy Solicitation Costs. With respect to Proposals 2 and 3, Liberty Financial will bear the costs of the solicitation (estimated to be $650 and $7,500). With respect to the other Proposals, the Stein Roe Mutual Funds will bear the cost of the solicitation. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings. The cost of this assistance for each Fund is not expected to exceed the following amounts:


CODE           SOLICITATION COST         CODE        SOLICITATION COST
-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

SRCRF                  $15,300

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

SRAPF                     $200           SRIMF                $3,100

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

LGIF                    $5,300           SRHYMF               $6,200

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

SRGSF                  $24,600           SRMMMF               $2,000

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

LMCGF                   $5,700           SRMMF                $8,300

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

SRFF                    $8,600           SRICHYF                $100

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

SRCOF                  $34,800           LYIF                $59,600

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

SRSCGF                  $1,600           LGSF               $100,100

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

SRYIF                 $242,100           SRAHYMF                $100

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

SRAIBF                    $100

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

SRINCF                  $6,300           LFRF                $10,300

-------------- ------------------------- ----------- ---------------------------
-------------- ------------------------- ----------- ---------------------------

SRIBF                  $19,500           LSRIFRIF               $100

-------------- ------------------------- ----------- ---------------------------

SRHYF $1,600 C. Record Date and Quorum. Each shareholder of any Fund of record at the close of business on September 29, 2000 (Record Date) is entitled to a number of votes on any matter relating to that Fund that comes before the Meeting equal to the dollar net asset value of the shares of the Fund held by the shareholder as of the Record Date for the Meeting, except that a shareholder of Liberty Floating Rate Fund or Liberty - Stein Roe Institutional Floating Rate Income Fund is entitled to cast one vote for each share of that Fund held on the Record Date. Shares outstanding and net asset values of each class of shares are referenced under "Part 4. Fund Information" below. Holders of 30% of the shares of each Stein Roe Mutual Fund except Liberty Floating Rate Fund and Liberty - Stein Roe Institutional Floating Rate Income Fund, outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meetings. Holders of a majority of the shares of Liberty Floating Rate Fund and Liberty - Stein Roe Institutional Floating Rate Income Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meetings. Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), that vote will have the effect of votes (a) present for purposes of determining a quorum for each proposal and (b) against proposals 2 through 8. With respect to the election of Trustees (proposal 1), withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting. With respect to proposal 1 the Feeder Funds of the Master Funds vote with the shareholders of the other Feeder Funds for the approval of the nominees for Trustee or Manager of the Master Funds. With respect to proposals 4 through 8, the Feeder Funds of the respective portfolios of the Master Fund vote with the shareholders of the other Feeder Funds of each portfolio for the approval of each proposal.


D. Revoking Your Proxy. You may revoke your proxy at any time up until the voting results are announced at the Meetings. You may revoke your vote by writing to the Secretary of the Stein Roe Mutual Funds, Attention: William J. Ballou, One Financial Center, 11th Floor, Boston, MA 02111-2621. You may also revoke your proxy by voting again in one of the following ways: (a) by using your enclosed proxy card; (b) by fax (not available for all shareholders; refer to the enclosed insert) or (c) voting in person at the Meetings. You may also revoke your vote telephonically by calling SCC toll-free at 1-877-518-9416.


E. Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.


F. Shareholder Proposals. Proposals of shareholders which are intended to be considered for inclusion in the Stein Roe Mutual Funds' proxy statement must be received within a reasonable amount of time prior to any meetings. The Stein Roe Mutual Funds do not currently intend to hold shareholder meetings in 2001. You may submit shareholder proposals to the Secretary of the Stein Roe Mutual Funds,
Attention: William J. Ballou, One Financial Center, Boston, Massachusetts 02111-2621.


G. Annual/Semiannual Reports. Further information concerning a Stein Roe Mutual Fund is contained in its most recent Annual and/or Semiannual Report to Shareholders, which is obtainable free of charge by writing Stein Roe Mutual Funds at One Financial Center, Boston, Massachusetts 02111-2621 or by calling 1-800-338-2550.


H. Compliance with Section 16(a) of the Securities Exchange Act of 1934 (Liberty Floating Rate Fund and Liberty - Stein Roe Institutional Floating Rate Income Fund only). Section 16(a) of the Securities Exchange Act of 1934, as amended, and Rule 30(f) of the 1940 Act, as amended, require the Fund's Boards and certain other persons (Section 16 reporting persons), to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Funds for the fiscal year ended August 31, 2000, the Section 16 reporting persons complied with all Section 16(a) filings applicable to them, except that the Funds are not aware of whether certain shareholders who own more than 10% of the Funds' shares have complied with the Section 16(a) filings applicable to them.


I. Litigation. The Stein Roe Mutual Funds are not currently involved in any material litigation.

J. Other Matters. As of the date of this proxy statement, only the business mentioned in proposals 1 through 8 of the Notice of the Special Meetings of Shareholders is contemplated to be presented. If any procedural or other matters come before the Meetings, your proxy shall be voted in accordance with the best judgement of the proxy holder(s).

PART 4.  FUND INFORMATION


As of the Record Date, each Stein Roe Mutual Fund and each Trust had the following outstanding shares of beneficial interest:


-------------------- -------------------
Stein Roe Mutual         Shares of
Fund                     Beneficial
                       Interest (SBI)
-------------------- -------------------
-------------------- -------------------
SRBF                          7,201,556
-------------------- -------------------
-------------------- -------------------
SRAPF                           316,129
-------------------- -------------------
-------------------- -------------------
SRGSF                        18,154,143
-------------------- -------------------
-------------------- -------------------
SRYIF                        33,837,048
-------------------- -------------------
-------------------- -------------------
SRIF                          9,471,191
-------------------- -------------------
-------------------- -------------------
SRCRF                       529,486,259
-------------------- -------------------
-------------------- -------------------
SRIMF                        12,340,604
-------------------- -------------------
-------------------- -------------------
SRMMMF                      108,251,310
-------------------- -------------------
-------------------- -------------------
SRMMF                        52,033,228
-------------------- -------------------
-------------------- -------------------
SRICHYF                       6,026,471
-------------------- -------------------
-------------------- -------------------
LSRIFRIF                     18,681,772
-------------------- -------------------

------------ -------------------------------------------------------------------
                              Shares Outstanding of each Class
------------ -------------------------------------------------------------------
------------ ----------- ----------- ----------- --------- ----------- ---------
Stein Roe
Mutual Fund      A           B           C          K          S          Z
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
LGIF            341,839   1,209,263      57,407       N/A   1,634,029        92
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
LMCGF             6,339      11,016       1,842       N/A   3,907,237        63
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRFF                 73         N/A         N/A       N/A   5,153,458       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRCOF                25         N/A         N/A       N/A  13,542,012       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRSCGF               53         N/A         N/A       N/A   1,646,144       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRINCF              110         N/A         N/A       N/A  25,190,184       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRIBF               120         N/A         N/A       N/A  49,099,782       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRHYF               112         N/A         N/A       N/A   2,785,993       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRHYMF               91         N/A         N/A       N/A  22,337,823       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
LYIF          9,199,719         N/A         N/A    31,098         N/A       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
LGSF          9,186,463  42,111,377   3,349,286   169,296         N/A       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRAHYMF             N/A         N/A         N/A     5,116         N/A       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRAIBF              N/A         N/A         N/A    17,539         N/A       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
LFRF         15,486,123   9,784,860  11,093,129       N/A         N/A   691,560
------------ ----------- ----------- ----------- --------- ----------- ---------

As of the Record Date, the net asset value of each Stein Roe Mutual Fund was as follows:

-------------------- -------------------
Stein Roe Mutual
Fund                     Net Asset
                           Value
-------------------- -------------------
-------------------- -------------------
SRBF                             $32.75
-------------------- -------------------
-------------------- -------------------
SRAPF                            $16.75
-------------------- -------------------
-------------------- -------------------
SRGSF                            $59.66
-------------------- -------------------
-------------------- -------------------
SRYIF                            $35.89
-------------------- -------------------
-------------------- -------------------
SRIF                             $10.75
-------------------- -------------------
-------------------- -------------------
SRCRF                             $1.00
-------------------- -------------------
-------------------- -------------------
SRIMF                            $11.04
-------------------- -------------------
-------------------- -------------------
SRMMMF                            $1.00
-------------------- -------------------
-------------------- -------------------
SRMMF                             $8.74
-------------------- -------------------
-------------------- -------------------
SRICHYF                           $8.35
-------------------- -------------------
-------------------- -------------------
LSRIFRIF                          $9.98
-------------------- -------------------

------------ -------------------------------------------------------------------
                               Net Asset Value of each Class
------------ -------------------------------------------------------------------
------------ ----------- ----------- ----------- --------- ----------- ---------
Stein Roe
Mutual Fund      A           B           C          K          S          Z
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
LGIF             $12.22      $12.15      $12.15       N/A      $12.24    $12.24
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
LMCGF            $16.84      $16.82      $16.81       N/A      $16.83    $16.84
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRFF             $15.45         N/A         N/A       N/A      $15.45       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRCOF            $42.21         N/A         N/A       N/A      $42.24       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRSCGF           $22.15         N/A         N/A       N/A      $22.16       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRINCF            $9.27         N/A         N/A       N/A       $9.27       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRIBF             $8.56         N/A         N/A       N/A       $8.55       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRHYF             $8.60         N/A         N/A       N/A       $8.59       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
SRHYMF           $11.13         N/A         N/A       N/A      $11.12       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
LYIF             $18.24         N/A         N/A    $18.35         N/A       N/A
------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------

LGSF             $21.40      $20.96      $20.93    $21.44         N/A       N/A

------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------

SRAHYMF             N/A         N/A         N/A     $9.09         N/A       N/A

------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------

SRAIBF              N/A         N/A         N/A     $9.49         N/A       N/A

------------ ----------- ----------- ----------- --------- ----------- ---------
------------ ----------- ----------- ----------- --------- ----------- ---------
LFRF              $9.99       $9.99       $9.99       N/A         N/A     $9.99
------------ ----------- ----------- ----------- --------- ----------- ---------


------------------------------------------------------------ -------------------

                                                             Outstanding Shares
                        Stein Roe Trust

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

Liberty - Stein Roe Funds Income Trust                              606,562,440

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

Liberty - Stein Roe Funds Municipal Trust                           194,963,056

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

Liberty - Stein Roe Funds Investment Trust                          130,357,064

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

Liberty - Stein Roe Funds Trust                                       6,026,471

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

Liberty - Stein Roe Advisor Trust                                    64,070,013

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

Liberty - Stein Roe Institutional Floating Rate Income Fund          18,681,772

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

Liberty Floating Rate Fund                                           37,055,673

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

SR&F Base Trust                                                   1,248,501,499

------------------------------------------------------------ -------------------

As of the Record Date, the following persons were known to own of record or beneficially 5% or more of the applicable outstanding Class(es) of shares of the following Stein Roe Mutual Funds:

-------------- ---------- ------------------------- ------------ -------------
Stein Roe
Mutual Fund                                                      Percentage
               Class of   Name and Address          Number of    of Shares
               Shares                               Shares       Owned
                                                    Owned
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRBF           SBI        Charles Schwab & Co.        644,166       8.95%
                          FBO American Express
                          Conversion
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA
                          94104-4122
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRAPF          SBI        Liberty Financial           272,509       86.20%
                          Companies, Inc.
                          Attn: Michael Santilli
                          600 Atlantic Avenue
                          Federal Reserve Plaza
                          Boston, MA 02210
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
LGIF           S          Trust Company of America    134,563       8.24%
                          F/B/O SPA
                          P.O. Box 6503
                          Englewood, CO 80155
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRGSF          SBI        Charles Schwab & Co.       1,881,783      10.36%
                          F/B/O Larry G. Cobb
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA
                          94104-4175
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
LMCGF          S          Charles Schwab & Co.       1,019,600      26.10%
                          Special Custody A/C for
                          the Exclusive Benefit
                          of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA
                          94104-4122
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRFF           S          Charles Schwab & Co.       1,334,850      25.90%
                          Special Custody A/C for
                          the Exclusive Benefit
                          of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA
                          94104-4122
-------------- ---------- ------------------------- ------------ -------------

-------------- ---------- ------------------------- ------------ -------------
SRCOF          S          Charles Schwab & Co.       3,463,362      25.57%
                          Special Custody A/C for
                          the Exclusive Benefit
                          of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA
                          94104-4122


               S          National Financial          723,246       5.34%
                          Services Corp. For the
                          Exclusive Benefit of
                          Our Customers
                          Attn: Mutual Funds
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10008-3908

-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRSCGF         S          Keyport Life Insurance      391,121       23.76%
                          Company
                          C/o Michelle Cote
                          125 High Street
                          Boston, MA 02101

               S          Charles Schwab & Co.        492,986       29.95%
                          Special Custody A/C for
                          the Exclusive Benefit
                          of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA
                          94104-4122
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRYIF          SBI        Charles Schwab & Co.       4,539,388      13.42%
                          FBO American Express
                          Conversion
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA
                          94104-4122
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRIF           SBI        Liberty Mutual             1,282,804      13.54%
                          Insurance Company
                          175 Berkeley Street
                          Boston, MA 02117

               SBI        Trustees for the Plan       551,862       5.83%
                          of Hinshaw Culbertson
                          Money Purchase Pension
                          Plan A/C Helen
                          Waldschmidt
                          222 N. LaSalle
                             Chicago, IL 60601-1003
-------------- ---------- ------------------------- ------------ -------------

-------------- ---------- ------------------------- ------------ -------------
SRINCF         S          Liberty Mutual            10,170,360      40.37%
                          Insurance Company
                          175 Berkeley Street
                          Boston, MA 02117

               S          Trustees for the Plan      4,313,971      17.13%
                          of Hinshaw Culbertson
                          Money Purchase Pension
                          Plan A/C Lawrence R.
                          Moelmann
                          222 N. LaSalle
                          Chicago, IL 60601-1003
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRIBF                     None
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRHYF          S          Charles Schwab & Co.        718,391       25.79%
                          Special Custody A/C for
                          the Exclusive Benefit
                          of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA
                          94104-4122
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRCRF          SBI        Liberty Financial         43,389,222      8.19%
                          Services
                          Attn: Mike Santilli
                          600 Atlantic Ave. Fl. 23
                          Boston, MA 02210-2211
               SBI                                  34,702,484      6.55%
                          Stein Roe & Farnham,
                          Inc.
                          Client Fees
                          C/o Colonial Management
                          Associates, Inc.
                          One Financial Center
                          Floor 13
                          Boston, MA 02111
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRIMF          SBI        Charles Schwab & Co.       1,904,548      15.43%
                          Special Custody A/C for
                          the Exclusive Benefit
                          of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA
                          94104-4122
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRHYMF         S          Charles Schwab & Co.       3,310,974      14.82%
                          FBO American Express
                          Conversion
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA
                          94104-4122
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRMMMF                    None
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRMMF                     None
-------------- ---------- ------------------------- ------------ -------------

-------------- ---------- ------------------------- ------------ -------------
SRICHYF        SBI        National City Bank TTEE     424,045       7.04%
                          Akron General Medical
                          Ctr. Defined Benefit
                          Pension Trust
                          P.O. Box 94984
                          Cleveland, OH 44101-4984

               SBI        John W. Anderson            657,878       10.92%
                          Foundation
                          402 Wall Street
                          Valparaiso, IN 46383

               SBI        The Firemans Annuity &     2,715,155      45.05%
                          Benefit Fund of Chicago
                          c/o Ken Kaczmarz
                          1 North Franklin, Suite
                          2500
                          Chicago, IL  60606

               SBI        Covenant Benevolent        2,068,125      34.32%
                          Institution
                          5145 North California
                          Chicago, IL  60625
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
LYIF                      None
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
LGSF                      None
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRAHYMF                   None
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
SRAIBF                    None
-------------- ---------- ------------------------- ------------ -------------
-------------- ---------- ------------------------- ------------ -------------
LFRF                      None
-------------- ---------- ------------------------- ------------ -------------

-------------- ---------- ------------------------- ------------ -------------
LSRIFRIF       SBI        Citibank TTEE              2,139,902      11.45%
                          Evangelical Covenant
                          Church Retirement Plan
                          5115 N. Francisco,
                          Suite 200
                          Chicago, IL 60625

               SBI        Covenant Benevolent        1,132,881      11.45%
                          Institution
                          5145 North California
                          Chicago, IL 60625

               SBI        The Firemans Annuity       1,842,707      9.86%
                          and Benefit Fund of
                          Chicago
                          1 North Franklin, Suite
                          2500
                          Chicago, IL 60606

               SBI        Milwaukee County           2,038,170      10.91%
                          Employees Retirement
                          System
                          901 N. 9th Street, Room
                          210C
                          Milwaukee, WI 53233

               SBI        GFS Holding Inc.           7,395,084      39.58%
                          Suite 1228
                          1105 North Market St.
                          P.O. Box 8985
                          Wilmington, DE 19899

The following table sets forth certain information about the executive officers of each Stein Roe Trust and Stein Roe Floating Rate Limited Liability Company (the Trusts):

Executive Officer  Office with the Stein Roe Mutual       Year of Election as
Name & Age         Funds; Principal Occupation (1)        Executive Officer


Stephen E. Gibson  President of the Trusts since November         1999
(46)               1999; President of the Liberty Funds
                   since June,  1998;  Chairman  of the Board
                   since July,  1998, Chief Executive  Officer
                   and President  since December,  1996
                   and Director,  since July, 1996, Colonial
                   (formerly Executive Vice President from July,
                   1996 to December,  1996); Director, Chief
                   Executive  Officer and  President, LFG
                   since December, 1998  (formerly   Director,
                   Chief  Executive   Officer  and
                   President, The Colonial Group, Inc. (TCG)
                   from December, 1996 to  December,   1998);
                   President  since  January,  2000  and
                   Director, since September, 2000, SR&F
                   (formerly Vice Chairman from January, 2000 to September, 2000 and Assistant Chairman from August, 1998 to January, 2000);
                   Managing  Director of  Marketing, Putnam
                   Investments prior thereto.


William D. Andrews Executive Vice President of the Trusts         1997
(53)               since November, 1997; Executive Vice
                   President of SR&F since December,
                   1995; Senior Vice President of SR&F
                   prior thereto.


Kevin M. Carome    Executive Vice President of the Trusts         1999
(44)               since May, 1999 (formerly Vice
                   President from April, 1998 to May,
                   1999, Assistant Secretary from April
                   1998 to February, 2000 and Secretary
                   from February,  2000 to May, 2000);
                   Executive Vice President of the Liberty and Liberty All-Star Funds since October,
                   2000;  Senior Vice  President  and General
                   Counsel,  Liberty Financial  since  August,
                   2000;  Senior Vice  President  and
                   General Counsel, Liberty Funds Group LLC since January, 1999; General Counsel and
                   Secretary of SR&F since  January,  1998;
                   Associate  General  Counsel  and Vice
                   President  of  Liberty Financial prior thereto.


Loren Hansen       Executive Vice President of the Trusts         1997
(52)               since November, 1997; Chief Investment
                   Officer/Equity  and Senior Vice  President
                   of Colonial  since October,   1997;  Executive
                   Vice  President  of  SR&F  since
                   December,  1995;  Senior Vice President of
                   The Northern Trust Company (banking) prior thereto.

---------------------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

Share Ownership by Trustees and Officers


As of the Record Date, neither the executive officers and the current Board members, nor any nominee as a Board member, was known to own beneficially as much as 1% of any outstanding Class of shares of any Stein Roe Mutual Fund.


The current Board members received the following compensation from each Stein Roe Mutual Fund as of each Fund's fiscal year end1:


------------------- ------------- -------------- ------------- -------------
STEIN ROE MUTUAL
FUND                      SRBF          SRAPF          LGIF         SRGSF
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Fiscal Year End

                      9/30/00        9/30/00       9/30/00       9/30/00

------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Trustee:
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Bacon             $ 1,300        $ 1,500       $ 1,300       $ 1,300
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Boyd                1,400          1,600         1,400         1,400
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Hacker              1,300          1,500         1,300         1,300
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Kelly               1,300          1,500         1,300         1,300
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Dr. Nelson              1,300          1,500         1,300         1,300
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Theobald            1,300          1,500         1,300         1,300
------------------- ------------- -------------- ------------- -------------

------------------- ------------- -------------- ------------- -------------
STEIN ROE MUTUAL
FUND                     LMCGF          SRFF          SRCOF         SRSCGF
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Fiscal Year End

                      9/30/00        9/30/00       9/30/00       9/30/00

------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Trustee:
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Bacon             $ 2,100        $ 2,100       $ 3,300       $ 1,500
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Boyd                 2,200         2,200         3,400         1,600
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Hacker               2,100         2,100         3,300         1,500
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Kelly                2,100         2,100         3,300         1,500
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Dr. Nelson               2,100         2,100         3,300         1,500
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Theobald             2,100         2,100         3,300         1,500
------------------- ------------- -------------- ------------- -------------

------------------- ------------- -------------- ------------- -------------
STEIN ROE MUTUAL
FUND                    SRYIF          SRIF          SRINCF        SRIBF
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Fiscal Year End
                      9/30/00        9/30/00       6/30/00       6/30/00
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Trustee:
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Bacon             $ 1,300        $ 1,300       $ 1,400       $ 1,400
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Boyd                1,400          1,400         1,500         1,500
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Hacker              1,300          1,300         1,400         1,400
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Kelly               1,300          1,300         1,400         1,400
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Dr. Nelson              1,300          1,300         1,500         1,500
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Theobald            1,300          1,300         1,400         1,400
------------------- ------------- -------------- ------------- -------------

------------------- ------------- -------------- ------------- -------------
STEIN ROE MUTUAL
FUND                   SRHYF          SRCRF         SRIMF         SRHYMF
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Fiscal Year End
                      6/30/00        6/30/00       6/30/00       6/30/00
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Trustee:
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Bacon             $ 1,400        $ 1,400       $ 2,200       $ 1,400
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Boyd                1,500          1,500         2,400         1,500
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Hacker              1,400          1,400         2,200         1,400
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Kelly               1,400          1,400         2,200         1,400
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Dr. Nelson              1,500          1,500         2,300         1,500
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Theobald            1,400          1,400         2,200         1,400
------------------- ------------- -------------- ------------- -------------

------------------- ------------- -------------- ------------- -------------
STEIN ROE MUTUAL
FUND                    SRMMF         SRICHYF         LYIF          LGSF
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Fiscal Year End

                      6/30/00        6/30/00       9/30/00       9/30/00

------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Trustee:
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Bacon             $ 3,100        $ 1,400       $ 1,300       $ 1,300
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Boyd                 3,200         1,500         1,400         1,400
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Hacker              3,100          1,400         1,300         1,300
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Kelly               3,100          1,400         1,300         1,300
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Dr. Nelson              3,200          1,500         1,300         1,300
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Theobald            3,100          1,400         1,300         1,300
------------------- ------------- -------------- ------------- -------------

------------------- -------------- ------------- ------------- -------------
STEIN ROE MUTUAL
FUND                    SRAHYMF        SRAIBF         LFRF        LSRIFRIF
------------------- -------------- ------------- ------------- -------------
------------------- -------------- ------------- ------------- -------------
Fiscal Year End

                       6/30/00       6/30/00       8/31/00       8/31/00

------------------- -------------- ------------- ------------- -------------
------------------- -------------- ------------- ------------- -------------
Trustee:
------------------- -------------- ------------- ------------- -------------
------------------- -------------- ------------- ------------- -------------
Mr. Bacon              $ 1,400       $ 1,400       $ 1,300       $ 1,300
------------------- -------------- ------------- ------------- -------------
------------------- -------------- ------------- ------------- -------------
Mr. Boyd                 1,500         1,500         1,400         1,400
------------------- -------------- ------------- ------------- -------------
------------------- -------------- ------------- ------------- -------------
Mr. Hacker               1,400         1,400         1,300         1,300
------------------- -------------- ------------- ------------- -------------
------------------- -------------- ------------- ------------- -------------
Ms. Kelly                1,400         1,400         1,300         1,300
------------------- -------------- ------------- ------------- -------------
------------------- -------------- ------------- ------------- -------------
Dr. Nelson               1,500         1,500         1,300         1,300
------------------- -------------- ------------- ------------- -------------
------------------- -------------- ------------- ------------- -------------
Mr. Theobald             1,400         1,400         1,300         1,300
------------------- -------------- ------------- ------------- -------------

------------------- --------------
STEIN ROE MUTUAL
FUND                    SRMMMF
------------------- --------------
------------------- --------------
Fiscal Year End
                       6/30/00
------------------- --------------
------------------- --------------
Trustee:
------------------- --------------
------------------- --------------
Mr. Bacon              $ 1,400
------------------- --------------
------------------- --------------
Mr. Boyd                 1,500
------------------- --------------
------------------- --------------
Mr. Hacker               1,400
------------------- --------------
------------------- --------------
Ms. Kelly                1,400
------------------- --------------
------------------- --------------
Dr. Nelson               1,500
------------------- --------------
------------------- --------------
Mr. Theobald             1,400
------------------- --------------


The following table sets forth the compensation paid to each Trustee from the respective portfolio of SR&F Base Trust, in which certain Funds invest their assets, in their capacity as a Trustee to SR&F Base Trust, an open-end investment company, for service during each Portfolio's fiscal year:


---------------- ---------------- ---------------- --------------- -------------
                                                    SR&F Growth      SR&F Growth
                  SR&F Balanced      SR&F Cash       and Income       Investor
                    Portfolio        Reserves        Portfolio        Portfolio
                                     Portfolio
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Fiscal Year End
                     9/30/00          6/30/00         9/30/00          9/30/00
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Trustee
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Mr. Bacon            $ 2,250          $ 4,000         $ 2,700          $ 4,350
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Mr. Boyd               2,350            4,200            2,800           4,450
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Mr. Hacker             2,250            4,000            2,700           4,350
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Ms. Kelly              2,250            4,000            2,700           4,350
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Dr. Nelson             2,250            4,100            2,700           4,350
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Mr. Theobald           2,250            4,000            2,700           4,350
---------------- ---------------- ---------------- --------------- -------------

--------------- ---------------- ---------------- --------------- --------------
                                                    SR&F High -
                                                      Yield
                SR&F Growth         SR&F High       Municipals     SR&F Income
                Stock Portfolio   Yield Portfolio    Portfolio       Portfolio
--------------- ---------------- ---------------- --------------- --------------
--------------- ---------------- ---------------- --------------- --------------
Fiscal Year End     9/30/00          6/30/00         6/30/00          6/30/00
--------------- ---------------- ---------------- --------------- --------------
--------------- ---------------- ---------------- --------------- --------------
Trustee
--------------- ---------------- ---------------- --------------- --------------
--------------- ---------------- ---------------- --------------- --------------
Mr. Bacon           $ 4,350          $ 2,800          $ 2,800         $ 2,800
--------------- ---------------- ---------------- --------------- --------------
--------------- ---------------- ---------------- --------------- --------------
Mr. Boyd              4,450            3,000            3,000           3,000
--------------- ---------------- ---------------- --------------- --------------
--------------- ---------------- ---------------- --------------- --------------
Mr. Hacker            4,350            2,800            2,800           2,800
--------------- ---------------- ---------------- --------------- --------------
--------------- ---------------- ---------------- --------------- --------------
Ms. Kelly             4,350            2,800            2,800           2,800
--------------- ---------------- ---------------- --------------- --------------
--------------- ---------------- ---------------- --------------- --------------
Dr. Nelson            4,350            2,900            2,900           2,900
--------------- ---------------- ---------------- --------------- --------------
--------------- ---------------- ---------------- --------------- --------------
Mr. Theobald          4,350            2,800            2,800           2,800
--------------- ---------------- ---------------- --------------- --------------

--------------- ---------------- ---------------- --------------- --------------
                                                       SR&F
                       SR&F           SR&F           Municipal         SR&F
                   Intermediate   International      Money Market    Discipline
                  Bond Portfolio    Portfolio        Portfolio   Stock Portfolio
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Fiscal Year End      6/30/00          9/30/00         6/30/00          9/30/00
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Trustee
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Mr. Bacon            $ 2,800          $ 2,100         $ 2,200          $ 3,450
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Mr. Boyd               3,000            2,200            2,400           3,550
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Mr. Hacker             2,800            2,100            2,200           3,450
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Ms. Kelly              2,800            2,100            2,200           3,450
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Dr. Nelson             2,900            2,100            2,300           3,450
---------------- ---------------- ---------------- --------------- -------------
---------------- ---------------- ---------------- --------------- -------------
Mr. Theobald           2,800            2,100            2,200           3,450
---------------- ---------------- ---------------- --------------- -------------

The following table sets forth the compensation paid to each Manager for serving on the Board of Managers of Stein Roe Floating Rate Limited Liability Company, (SRFRLLC) in which certain Funds invest their assets, for service during the fiscal year ended August 31, 2000:


---------------------------------- ---------------------------------------------

                                     Total Compensation Paid To The Managers
                                      From SRFRLLC For The Fiscal Year Ended
Manager                                          August 31, 2000

---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Mr. Bacon                                             $ 1,950
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Mr. Boyd                                                2,050
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Mr. Hacker                                              1,950
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Ms. Kelly                                               1,950
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Dr. Nelson                                              1,950
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Mr. Theobald                                            1,950
---------------------------------- ---------------------------------------------

The following table sets forth the compensation paid to each Trustee from each series of SteinRoe Variable Investment Trust, an open-end investment company, for service during the Trust's fiscal year ended December 31, 1999:

-------------- ---------------- ---------------- --------------- ---------------
                                                   Stein Roe        Stein Roe
                  Stein Roe        Stein Roe      Money Market      Mortgage
               Balanced Fund,    Growth Stock        Fund,         Securities
               Variable Series  Fund, Variable      Variable     Fund, Variable
                                    Series           Series          Series
-------------- ---------------- ---------------- --------------- ---------------
-------------- ---------------- ---------------- --------------- ---------------
Trustee
-------------- ---------------- ---------------- --------------- ---------------
-------------- ---------------- ---------------- --------------- ---------------
Mr. Bacon          $ 2,900          $ 2,900         $ 2,300          $ 2,300
-------------- ---------------- ---------------- --------------- ---------------
-------------- ---------------- ---------------- --------------- ---------------
Mr. Boyd             3,000            3,000            2,400           2,400
-------------- ---------------- ---------------- --------------- ---------------
-------------- ---------------- ---------------- --------------- ---------------
Mr. Hacker           2,450            2,450            2,000           2,000
-------------- ---------------- ---------------- --------------- ---------------
-------------- ---------------- ---------------- --------------- ---------------
Ms. Kelly            2,900            2,900            2,300           2,300
-------------- ---------------- ---------------- --------------- ---------------
-------------- ---------------- ---------------- --------------- ---------------
Dr. Nelson           3,000            3,000            2,400           2,400
-------------- ---------------- ---------------- --------------- ---------------
-------------- ---------------- ---------------- --------------- ---------------
Mr. Theobald         2,900            2,900            2,300           2,300
-------------- ---------------- ---------------- --------------- ---------------

------------------ ----------------
                      Stein Roe
                    Small Company
                    Growth Fund,
                   Variable Series
------------------ ----------------
------------------ ----------------
Trustee
------------------ ----------------
------------------ ----------------
Mr. Bacon              $ 2,300
------------------ ----------------
------------------ ----------------
Mr. Boyd                 2,400
------------------ ----------------
------------------ ----------------
Mr. Hacker               2,000
------------------ ----------------
------------------ ----------------
Ms. Kelly                2,300
------------------ ----------------
------------------ ----------------
Dr. Nelson               2,400
------------------ ----------------
------------------ ----------------
Mr. Theobald             2,300
------------------ ----------------

------------------- ---------------------------------------
                       TOTAL COMPENSATION PAID FROM STEIN
                       ROE MUTUAL FUNDS COMPLEX(1) TO THE
                       BOARD OF TRUSTEES FOR THE CALENDAR
                                   YEAR ENDED
------------------- ---------------------------------------
------------------- ---------------------------------------

Trustee:                           12/31/99
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Bacon                          $103,450
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Boyd                           $109,950
------------------- ---------------------------------------
------------------- ---------------------------------------

Mr. Hacker                         $ 93,950

------------------- ---------------------------------------
------------------- ---------------------------------------
Ms. Kelly                          $103,450
------------------- ---------------------------------------
------------------- ---------------------------------------
Dr. Nelson                         $108,050
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Theobald                       $103,450
------------------- ---------------------------------------

(1) At June 30, 2000, the Stein Roe Mutual Funds Complex consisted of four series of Liberty - Stein Roe Funds Income Trust, one series of Liberty - Stein Roe Funds Trust, four series of Liberty - Stein Roe Funds Municipal Trust, 12 series of Liberty - Stein Roe Funds Investment Trust, five series of Liberty - Stein Roe Advisor Trust, five series of SteinRoe Variable Investment Trust, 12 portfolios of SR&F Base Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund and Stein Roe Floating Rate Limited Liability Company.

                                                                      Appendix A

                              MANAGEMENT AGREEMENT


         SR&F BASE TRUST, a Massachusetts common law trust registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints NEWPORT FUND MANAGEMENT, INC., a Virginia corporation registered under the Investment
Advisers Act of 1940 as an investment adviser, of San Francisco, California ("Manager"), to furnish investment advisory and portfolio management services with respect to the portion of its assets represented by the shares of beneficial interest issued in SR&F International Portfolio (the "Portfolio").

         Trust and Manager hereby agree that:

     1. Investment Management Services. Manager shall manage the investment operations of Trust and Portfolio, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Trustees"). Manager agrees to perform, or arrange for the performance of, the following services with respect to the Portfolio:

     (a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

     (b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Portfolio's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Portfolio and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

     (c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Portfolio, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

     (d) to use reasonable efforts to manage the Portfolio so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

     (e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Portfolio action, and any other rights pertaining to Trust or the Portfolio shall be exercised;

     (f)  to  make   available  to  Trust  promptly  upon  request  all  of  the
          Portfolio's records and ledgers and any reports or information reasonably requested by the Trust; and

     (g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

     Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of the Portfolio, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell Portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

     Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

     Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or Portfolio in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Portfolio, and Manager's other customers.

     Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

     2. Administrative Services. Manager shall supervise the business and affairs of Trust and Portfolio and shall provide such services and facilities as may be required for effective administration of Trust and Portfolio as are not provided by employees or other agents engaged by Trust; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between Trust and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

     3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

     4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

     (a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

     (b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

     (c) all charges for administrative and accounting services provided to Trust by Manager, or any other provider of such services;

     (d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

     (e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

     (f) all expenses incidental to holding meetings of holders of units of interest in the Trust ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

     (g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

     (h) all expenses related to preparing and transmitting certificates representing Trust shares;

     (i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

     (j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

     (k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

     (l) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust's shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

     (m)  all interest on indebtedness,  if any, incurred by Trust or Portfolio;
          and

     (n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

         5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of Portfolio shall be paid solely out of Portfolio assets. Any expense borne by Trust which is not solely attributable to Portfolio, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

         6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders in the Portfolio. However, Manager shall not be required to pay or provide any credit for services provided by Trust's custodian or other agents without additional cost to Trust.

         In the event that Manager pays or assumes any expenses of Trust or Portfolio not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or Portfolio under any separate agreement or arrangement between the parties.

         7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of Portfolio fees at the annual rate of 0.85% of the average net assets of the Portfolio. For the Portfolio, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Portfolio, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Portfolio's net asset value was determined.

         8. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or Portfolio. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and Portfolio for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

          9. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

         10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

         11. Amendment. This Agreement may not be amended as to Trust or Portfolio without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Trust or, with respect to an amendment affecting the Portfolio, a "majority of the outstanding shares" of the Portfolio. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

         12. Effective Date and Termination. This Agreement shall become effective as to the Portfolio as of [ ]. This Agreement may be terminated at any time, without payment of any penalty, as to the Portfolio by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of the Portfolio, upon at least sixty (60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continuee Portfolio specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Portfolio at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Portfolio.

         13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

         Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in the Portfolio as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

         Manager shall prepare and furnish to Trust as to the Portfolio statistical data and other information in such form and at such intervals as Trust may reasonably request.

         14. Non-Liability of Trustees and Unitholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Portfolio thereof) and shall not be binding upon any Trustee, officer, employee, agent or Unitholder of Trust. Neither the authorization of any action by the Trustees or Unitholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Unitholder.

         15. Use of Manager's Name. Trust may use the name "SR&F Base Trust" and the Portfolio name or any other name derived from the name "Stein Roe & Farnham" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name "Stein Roe & Farnham" or otherwise connected with Manager, or with any organization which shall have succeeded to Manager's business as investment adviser.

         16. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: [   ], 2000

                                    SR&F BASE TRUST


                                     By: /S/
                                         ------------------------------


                                    NEWPORT FUND MANAGEMENT, INC.


                                     By: /S/
                                         ------------------------------

                                                                      Appendix B

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT, dated this day of , among STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation (the "Adviser"), UNIBANK SECURITIES, INC., d/b/a "UNIBANK INVESTMENT MANAGEMENT," a company incorporated under the laws of the State of Delaware (the "Sub-Adviser") and SR&F BASE TRUST (the "Trust"), on behalf of SR&F Balanced Portfolio (the "Portfolio").

          WITNESSETH:


         WHEREAS, the Adviser provides the Portfolio, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and a master fund into which the Stein Roe Balanced Fund (the "Fund") invests all of its assets as part of a master fund/feeder fund structure, business services pursuant to the terms and conditions of an investment advisory agreement dated August 15, 1995, as amended, (the "Advisory Agreement") between the Adviser and the Trust, on behalf of the Portfolio; and


          WHEREAS, the Sub-Adviser is willing to provide services to the Adviser with respect to the Fund's assets invested in the Portfolio on the terms and conditions hereinafter set forth.


         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


         1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of a portion of the assets of the Portfolio, as determined by the Adviser, in accordance with the Fund's and Portfolio's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and in compliance with the 1940 Act and the rules, regulations and orders thereunder;
(b) place purchase and sale orders for portfolio transactions for the Portfolio;
(c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Portfolio; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Portfolio, its funds available, or to become available, for investment and generally as to the conditions of the Portfolio's affairs.


         Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Portfolio shall be purchased or sold and what portion, if any, of the Portfolio's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Portfolio shall be purchased or sold or held uninvested, prior to the implementation thereof.


         2. Certain Information to the Sub-Adviser. Copies of the Prospectus and the Statement have been delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and Portfolio and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.


         3. Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio.


         4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund and Portfolio, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may request from time to time.


         5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of 0.40% of the average daily net asset value of the portion of the Portfolio's assets under management by the Sub-Adviser. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Portfolio will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Portfolio shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.


         6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The
Trust, on behalf of the Portfolio, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Portfolio.

         7. Activities of the Sub-Adviser. The services of the Sub-Adviser to the Portfolio are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

         8. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Portfolio's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

         9. Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

         (a) It (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and
(vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.


         (b) It will maintain, keep current and preserve on behalf of the Portfolio, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund and Portfolio as may be reasonably requested by the Adviser or the Fund or Portfolio from time to time. The Sub-Adviser agrees that such records are the property of the Fund and Portfolio, and will be surrendered to the Fund or Portfolio promptly upon request.


         (c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

         (d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.


         10. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until June 30, 2002 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.


         11. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

         12. Certain Definitions. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

         13. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         14. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Portfolio, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                      STEIN ROE & FARNHAM INCORPORATED

                                      By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                      UNIBANK SECURITIES, INC.

                                      By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                      SR&F BASE TRUST on behalf of SR&F Balanced
                                      Portfolio

                                      By:
                                          --------------------------------------
                                            Name:
                                            Title:

--------
1 The Liberty - Stein Roe Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees.

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe Balanced Fund



This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                        Withhold                  For All
All                                                   Except
Nominees

 __                          __                        __
|__|                        |__|                      |__|

Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To authorize the Fund to cast votes for the same nominees for theelection of a Board of Trustees of SR&F Base Trust for whom you voted above (Item 1.(b) of the Notice).


 For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3.  To  approve  or  disapprove  a  new  sub-advisory   agreement  with  Unibank
Securities, Inc. (Item 3. of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

5. To approve or disapprove a similar modification of the fundamental investment restriction relating to borrowing for the Balanced Portfolio of SR&F Base Trust (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


                                                            __
MARK BOX AT RIGHT FOR ADDRESS CHANGE AT LEFT               |__|



PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to sign and date this Proxy.


                           Date_________________


-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe Cash Reserves Fund


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                     Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|


Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To authorize the Fund to cast votes for the the same nominees for the election of a Board of Trustees of SR&F Base Trust for whom they voted above (Item 1.(b) of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental (Item 4.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental for the Cash Reserves Portfolio of SR&F Base Trust (Item 4.(e) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

5. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

6. To approve or disapprove a similar modification of the fundamental investment restriction relating to borrowing for the Cash Reserves Portfolio of SR&F Base Trust (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT                |__|




PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to sign and date this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Liberty -- Stein Roe Institutional Floating Rate Income
    Fund
 Liberty Floating Rate Fund



This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All Nominees                                             Except

 __                         __                            __
|__|                       |__|                          |__|

Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To authorize the Fund to cast votes for the same nominees for the election of a Board of Managers of Stein Roe Floating Rate Limited Liability Company for whom you voted above (Item 1.(b) of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental (Item 4.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental for Stein Roe Floating Rate Limited Liability Company (Item 4.(h) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

5. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

6. To approve or disapprove a similar modification of the fundamental investment restriction relating to borrowing for Stein Roe Floating Rate Limited Liability Company (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|



MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT                |__|


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to sign and date this Proxy.


                           Date_________________


-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe Growth Stock Fund
Liberty Growth Stock Fund


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                      Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|


Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To authorize the Fund to cast votes for the same nominees for the election of a Board of Trustees of SR&F Base Trust for whom they voted above (Item 1.(b) of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove a similar modification of the fundamental investment restriction relating to borrowing for the Growth Stock Portfolio of SR&F Base Trust (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT               |__|



PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to sign and date this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Liberty Growth Investor Fund Class A, B, C, Z
  Stein Roe Growth Investor Fund, Class S
Stein Roe Young Investor
Liberty Young Investor


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                      Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|


Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To authorize the Fund to cast votes for the same nominees for the election of a Board of Trustees of SR&F Base Trust for whom they voted above (Item 1.(b) of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove a similar modification of the fundamental investment restriction relating to borrowing for the Growth Investor Portfolio of SR&F Base Trust (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT               |__|



PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to sign and date this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe High -- Yield Municipals Fund, Class S
  Liberty High Income Municipals Fund, Class A
Stein Roe Advisor High - Yield Municipals Fund





This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                   For All
All                                                  Except
Nominees

 __                         __                        __
|__|                       |__|                      |__|


Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To authorize the Fund to cast votes for the same nominees for the election of a Board of Trustees of SR&F Base Trust for whom you voted above (Item 1.(b) of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental (Item 4.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental for the High - Yield Municipals Portfolio of SR&F Base Trust (Item 4.(f) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

5. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the pledging of securities as non-fundamental (Item 5.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

6. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the pledging of securities as non-fundamental for the High - Yield Municipals Portfolio of SR&F Base Trust (Item 5.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

7. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities from affiliates of the Fund as non-fundamental (Item 6.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

8. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the purchase of securities from affiliates of the Fund as non-fundamental for the High - Yield Municipals Portfolio of SR&F Base Trust (Item 6.(c) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

9. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

10. To approve or disapprove a similar modification of the fundamental investment restriction relating to borrowing for the High - Municipals Portfolio of SR&F Base Trust (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


MARK BOX AT RIGHT FOR ADDRESS CHANGEAND NOTE AT LEFT               |__|



PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to sign and date this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe High Yield Fund, Class S
  Liberty High Yield Bond Fund, Class A




This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                     Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|


Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To authorize the Fund to cast votes for the same nominees for the election of a Board of Trustees of SR&F Base Trust for whom you voted below (Item 1.(b) of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental (Item 4.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


4. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental for the High Yield Portfolio of SR&F Base Trust (Item 4.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

5. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


6. To approve or disapprove a similar modification of the fundamental investment restriction relating to borrowing for the High Yield Portfolio of SR&F Base Trust (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|



MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT               |__|



PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to date and sign this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe Income Fund, Class S
  Liberty Income Bond Fund, Class A




This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                      Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|



Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. Proposal to authorize the Fund to cast votes for the same nominees for the election of a Board of Trustees of SR&F Base Trust for whom they voted above (Item 1.(b) of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental (Item 4.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


4. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental for the Income Portfolio of SR&F Base Trust (Item 4.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


5. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


6. To approve or disapprove a similar modification of the fundamental investment restriction relating to borrowing for the Income Portfolio of SR&F Base Trust (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|



MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT               |__|



PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to date and sign this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe Institutional Client High Yield Fund




This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


     1.  To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                     Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|



Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental (Item 4.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT                |__|



PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to date and sign this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe Intermediate Bond Fund, Class S
   Liberty Intermediate Bond Fund, Class A
Stein Roe Advisor Intermediate Bond Fund



This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                     Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|



Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To authorize the Fund to cast votes for same nominees for the election of a Board of Trustees of SR&F Base Trust for whom they voted above (Item 1.(b) of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental (Item 4.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental for the Intermediate Bond Portfolio of SR&F Base Trust (Item 4.(d) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

5. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

6. To approve or disapprove a similar modification of the fundamental investment restriction relating to borrowing for the Intermediate Bond Portfolio of SR&F Base Trust (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT               |__|


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to date and sign this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************
Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe Intermediate Municipals Fund





This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                      Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|


Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental (Item 4.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the pledging of securities as non-fundamental (Item 5.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities from affiliates of the Fund as non-fundamental (Item 6.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

5. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT               |__|



PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to date and sign this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                             PLEASE VOTE PROMPTLY
                        *********************************
Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe International Fund






This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                     Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|


Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To authorize the Fund to cast votes for the same nominees for the election of a Board of Trustees of SR&F Base Trust for whom they voted above (Item 1.(b) of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove a new management agreement with Newport Fund Management, Inc. (Item 2 of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

5. To approve or disapprove a similar modification to the fundamental investment restriction relating to borrowing for the International Portfolio of SR&F Base Trust (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT               |__|



PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to date and sign this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe Managed Municipals Fund


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                     Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|

Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental (Item 4.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the pledging of securities as non-fundamental (Item 5.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities from affiliates of the Fund as non-fundamental (Item 6.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

5. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of "other securities" as non-fundamental (Item 7.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

6. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT                |__|


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to date and sign this Proxy.


                           Date_________________

-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                          PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Stein Roe Services, Inc.


Stein Roe Asia Pacific Fund
Liberty Midcap Growth Fund
    Stein Roe Midcap Growth Fund, Class S
Stein Roe Focus Fund
    Liberty Focus Fund, Class A
Stein Roe Capital Opportunities Fund
   Liberty Capital Opportunities Fund, Class A
Stein Roe Small Company Growth Fund
   Liberty Small Company Growth Fund, Class A

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                     Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|



Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT                |__|



PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to date and sign this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

                               PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
SteinRoe Services, Inc.


Stein Roe Municipal Money Market Fund

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:


1. To elect eleven Trustees (Item 1.(a) of the Notice).


(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles R. Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


For                      Withhold                       For All
All                                                     Except
Nominees

 __                         __                            __
|__|                       |__|                          |__|

Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To authorize the Fund to cast votes for the same nominees for the election of a Board of Trustees of SR&F Base Trust for whom they voted above (Item 1.(b) of the Notice).


For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

3. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental (Item 4.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

4. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the purchase of securities on margin as non-fundamental for the Municipal Money Market Portfolio of SR&F Base Trust (Item 4.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

5. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the pledging of securities as non-fundamental (Item 5.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

6. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the pledging of securities as non-fundamental for the Municipal Money Market Portfolio of SR&F Base Trust (Item 5.(c) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

7. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of securities from affiliates of the Fund as non-fundamental (Item 6.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

8. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the purchase of securities from affiliates of the Fund as non-fundamental for the Municipal Money Market Portfolio of SR&F Base Trust (Item 6.(c) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

9. To approve or disapprove the reclassification of the fundamental investment restriction prohibiting the purchase of "other securities" as non-fundamental (Item 7.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

10. To approve or disapprove a similar reclassification of the fundamental investment restriction prohibiting the purchase of "other securities" as non-fundamental for the Municipal Money Market Portfolio of SR&F Base Trust (Item 7.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

11. To approve or disapprove the modification of the fundamental investment restriction relating to borrowing (Item 8.(a) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|

12. To approve or disapprove a similar modification of the fundamental investment restriction relating to borrowing for the Municipal Money Market Portfolio of SR&F Base Trust (Item 8.(b) of the Notice).

For                      Against                       Abstain
 __                         __                            __
|__|                       |__|                          |__|


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT               |__|


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to date and sign this Proxy.


                           Date_________________



-------------------------        ----------------------
Shareholder sign here              Co-owner sign here

[PROXY INSERT/STEIN ROE FUNDS]

Two Convenient Ways to Vote Your Proxy

The enclosed proxy statement provides details on important issues affecting your Stein Roe Funds. The Board of Trustees recommends that you vote for all proposals. We are offering two additional ways to vote: by telephone or fax. These methods may be faster and more convenient than the traditional method of mailing back your proxy card.

If you are voting by telephone or fax, you SHOULD NOT mail your proxy card.


      Vote by Telephone:

      -     Read the proxy statement and have your proxy card available.

      - When you are ready to vote, call toll free 1-877-518-9416 between 9:00 a.m. and 11:00 p.m. EST.

      - Follow the instructions provided to cast your vote. A representative will be available to answer questions.

      Vote by Fax:

      -     Read the proxy statement.

      -     Complete the enclosed proxy card.

      -     Fax your proxy card to 1-800-733-1885.


YOUR PROXY VOTE IS IMPORTANT!


SHM-43/622D-1000 (11/00) 00/2024

[PROXY INSERT/LIBERTY FUNDS]


TWO CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed proxy statement provides details on important issues affecting your Liberty Funds. The Board of Trustees recommends that you vote for all proposals.

We are offering two additional ways to vote: by telephone or fax. These methods may be faster and more convenient than the traditional method of mailing back your proxy card.

If you are voting by telephone or fax, you SHOULD NOT mail your proxy card.

Vote by Telephone:
o Read the proxy statement and have your proxy card available.
o When you are ready to vote, call toll free 1-877-518-9416 between 9:00 a.m. and 11:00 p.m. EST.
o Following the instructions provided to cast your vote. A representative will be available to answer questions.

Vote by Fax:
o Read the proxy statement
o Complete the enclosed proxy card.
o Fax your proxy card to 1-800-733-1885.


YOUR PROXY VOTE IS IMPORTANT!


SHM-43/623D-1000 (11/00) 00/2027